UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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GWG HOLDINGS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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GWG HOLDINGS, INC.

220 South Sixth Street, Suite 1200
Minneapolis, MN 55402

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD MAY 5, 2017

TO THE STOCKHOLDERS OF GWG HOLDINGS, INC.:

Please take notice that the annual meeting of stockholders (the “Annual Meeting”) of GWG Holdings, Inc. will be held, pursuant to due call by the Board of Directors, on Friday, May 5, 2017, at 9:00 a.m., at 220 South Sixth Street, Suite 1200, Minneapolis, Minnesota 55402, or at any adjournment or adjournments thereof, for the purpose of considering and taking appropriate action with respect to the following:

1.       The election of seven directors;

2.       The adoption of an amendment to our 2013 Stock Incentive Plan to increase the reserve of shares authorized for issuance thereunder;

3.       The ratification of the appointment of Baker Tilly Virchow Krause, LLP as our independent registered public accounting firm for fiscal 2017; and

4.       The transaction of any other business as may properly come before the Annual Meeting or any adjournments thereof.

Pursuant to due action of the Board of Directors, stockholders of record on March 20, 2017 will be entitled to vote at the Annual Meeting or any adjournments thereof.

The proxy statement for the Annual Meeting and the Annual Report to Stockholders for the fiscal year ended December 31, 2016, each of which is included with this Notice, are also available to you on the Internet. We encourage you to review all of the important information contained in the proxy materials before voting.

To view the proxy statement and Annual Report to Stockholders on the Internet, visit www.gwgh.com.

By Order of the Board of Directors

/s/ Jon R. Sabes
Jon R. Sabes
Chief Executive Officer

March 30, 2017

GWG HOLDINGS, INC.
220 South Sixth Street, Suite 1200
Minneapolis, MN 55402

______________________________

PROXY STATEMENT

______________________________

Annual Meeting of Stockholders to be Held
May 5, 2017

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of GWG Holdings, Inc. (periodically referred to herein as “GWG,” the “Company,” “we,” “our,” and “us”) to be used at the annual meeting of stockholders (the “Annual Meeting”) to be held on Friday, May 5, 2017, at 9:00 a.m., at 220 South Sixth Street, Suite 1200, Minneapolis, Minnesota 55402, for the purpose of considering and taking appropriate action with respect to the following:

1.       The election of seven directors;

2.       The adoption of an amendment to our 2013 Stock Incentive Plan to increase the reserve of shares authorized for issuance thereunder;

3.       The ratification of the appointment of Baker Tilly Virchow Krause, LLP as our independent registered public accounting firm; and

4.       The transaction of any other business as may properly come before the Annual Meeting or any adjournments thereof.

The approximate date on which this Proxy Statement and the accompanying proxy were first sent or provided to stockholders was March 30, 2017.

PROXIES AND VOTING

Registered holders of our common stock may vote in one of four ways: by completing and returning the enclosed proxy card via regular mail, scan or email or by voting via the Internet. Registered holders of our Series A Convertible Preferred Stock may vote in one of three ways: by completing and returning the enclosed proxy card via regular mail, scan or email. Specific instructions for using these methods are set forth on the enclosed proxy card. The Internet procedure is designed to authenticate the stockholder’s identity and to allow stockholders to vote their shares and confirm that their instructions have been properly recorded.

The Board of Directors has set the close of business on March 20, 2017 as the “Record Date” for the Annual Meeting. Only holders of our common stock or Series A Convertible Preferred Stock as of the Record Date, or their duly appointed proxies, are entitled to notice of and will be entitled to vote at the Annual Meeting or any adjournments thereof. On the Record Date, there were 5,779,745 shares of our common stock and 2,654,246 shares of our Series A Convertible Preferred Stock outstanding. Each share of common stock entitles the holder thereof to one vote upon each matter to be presented at the Annual Meeting. Each share of Series A Convertible Preferred Stock entitles the holder to vote on each matter presented at the Annual Meeting the number of whole shares of common stock into which such holder’s stock is convertible. On the Record Date, each share of Series A Convertible Preferred Stock was convertible into .75 of a share of common stock. A quorum, consisting of a majority of the voting power of stock entitled to vote at the Annual Meeting, must be present in person or represented by proxy before action may be taken at the Annual Meeting.

Each proxy returned to us will be voted in accordance with the instructions indicated thereon. If no direction is given by a stockholder, the shares will be voted as recommended by the Board of Directors. If any nominee for the Board of Directors should withdraw or otherwise become unavailable for reasons not presently known, the proxies that would have otherwise been voted for such nominee will be voted for such substitute nominee as may be selected by the Board of Directors. If a stockholder abstains from voting on any matter, the abstention will be counted for purposes of determining whether a quorum is present at the Annual Meeting for the transaction of business, as well as shares entitled to vote on that matter. On matters other than the election of directors, except as otherwise described herein, an action of the stockholders generally requires the affirmative vote of a majority of shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter. Accordingly, an abstention on any matter other than the election of directors will have the same effect as a vote against that matter. A non-vote occurs when a nominee holding shares for a beneficial owner votes on one proposal, but does not vote on another proposal because the nominee does not have discretionary voting power and has not received instructions from the beneficial owner. Broker non-votes on a matter are counted as present for purposes of establishing a quorum for the Annual Meeting, but are not considered entitled to vote on that particular matter. Consequently, non-votes generally do not have the same effect as a negative vote on the matter.

A stockholder giving us a proxy may revoke it at any time before it is exercised by (i) giving written notice of revocation to the Secretary of our Company, (ii) delivering a duly executed proxy bearing a later date, or (iii) voting in person at the Annual Meeting. The mere presence at the Annual Meeting of a stockholder who has earlier signed a proxy does not, alone, revoke that proxy; revocation must be announced by the stockholder at the time of the Annual Meeting. Unless so revoked, the shares represented by each proxy will be voted at the Annual Meeting and at any adjournments thereof.

NOTICE TO BENEFICIAL OWNERS OF SHARES HELD IN BROKER ACCOUNTS:

New York Stock Exchange Rule 452 prohibits NYSE member organizations from giving a proxy to vote with respect to an election of directors (Proposal One) or with respect to equity compensation plan authorizations (Proposal Two) without receiving voting instructions from a beneficial owner. Because NYSE Rule 452 applies to all brokers that are members of the NYSE, this prohibition applies to the Annual Meeting even though our common stock is not listed on the New York Stock Exchange. Therefore, brokers will not be entitled to vote shares at the Annual Meeting with respect to Proposal ONE or TWO without instructions by the beneficial owner of the shares. AS A RESULT, BENEFICIAL OWNERS OF SHARES HELD IN BROKER ACCOUNTS ARE ADVISED THAT, IF THEY DO NOT TIMELY PROVIDE INSTRUCTIONS TO THEIR BROKER, THEIR SHARES WILL NOT BE VOTED IN CONNECTION WITH THESE PROPOSALS.

PROPOSAL 1

ELECTION OF DIRECTORS

We currently have seven directors serving on our Board of Directors. Each of our seven directors has been nominated for re-election at the Annual Meeting. If elected, each nominee has consented to serve as a director and to hold office until the next annual stockholders’ meeting, and until his successor is elected and shall have qualified, or until his earlier death, resignation, removal or disqualification.

The following paragraphs provide information as of the date of this Proxy Statement about each nominee. The information presented includes information that each nominee has given us about his age, all positions he holds within our Company, his principal occupation and business experience for the past five years, and the names of other publicly held companies of which he currently serves as a director or has served as a director during the past five years. In addition to the information presented below regarding each nominee’s specific experience, qualifications, attributes and skills that led our Board of Directors to the conclusion that he should serve as a director, our director nominees have experience in developing and overseeing businesses and implementing near term and long-range strategic plans. We also believe that all of our director nominees have a reputation for integrity, honesty and adherence to high ethical standards. Collectively, they have demonstrated business acumen and an ability to exercise sound judgment, as well as a commitment of service to our Company and our Board of Directors. Although we do not believe that share ownership alone qualifies any person to serve as a director of our Company, we believe that the beneficial ownership of our Board nominees (collectively 76.15% as of the Record Date) aligns their interests with those of our stockholders and will drive our Board of Directors to focus on maximizing stockholder value.

Name and Age of Director and/or Nominee	Principal Occupation, Business Experience For the Past Five Years and Directorships of Public Companies	Director Since
Jon R. Sabes Age 50

Jon R. Sabes, co-founder and Chief Executive Officer of our company, is a financial professional with over 20 years of experience in the fields of finance, venture capital, business development, managerial operations, and federal taxation. Since 1999, Mr. Sabes has served as Chief Executive Officer of Opportunity Finance, LLC, a family investment company specializing in structured finance. Over his career, Mr. Sabes has been active in receivable financing, life insurance financing, and casualty insurance financing, structuring over $900 million in financing commitments for his related businesses. Mr. Sabes’ experience includes co-founding and leading the development of two leading insurance-related finance companies: GWG Life, a company in the life insurance finance industry founded in 2006, and MedFinance, an innovator in casualty insurance and healthcare finance founded in 2005. Through these companies, Mr. Sabes has developed and applied financial structuring techniques, underwriting algorithms, and business modeling aspects to the insurance industry. Mr. Sabes’ education includes a Juris Doctor degree cum laude from the University of Minnesota Law School, and a Bachelor of Arts degree in Economics from the University of Colorado. Over his career, Mr. Sabes has held several licenses and professional association memberships including FINRA Series 7, Series 63, Minnesota State Bar Association, and American Bar Association. In addition to being an active father of three, Mr. Sabes serves on the boards of Saving Children and Building Families, and the Insurance Studies Institute. Mr. Sabes is the brother of Steven F. Sabes. Mr. Sabes has served as our Chief Executive Officer, and a director, since 2006.

2011

Steven F. Sabes Age 49

Steven F. Sabes, co-founder, Executive Vice President of Originations and Servicing and Secretary of our company, is responsible for various managerial aspects of our business, with a specific focus on treasury and financial operations, life insurance policy purchasing, and specialty finance operations. Since 1998, Mr. Sabes has served as a Managing Director of Opportunity Finance, LLC, a family investment company specializing in structured finance. Mr. Sabes holds a Doctor of Philosophy in organic chemistry from the University of Minnesota, as well as a Bachelor of Arts degree in organic chemistry from Colorado College. Mr. Sabes is the brother of Jon Sabes. Mr. Sabes has served as our Secretary, and a director, since 2006. He also served as our Chief Operating Officer from 2006 until May 30, 2014, when he was appointed as our President. On November 13, 2014, Mr. Sabes resigned from the position of President and was appointed Executive Vice President of Originations and Servicing.

2011

Name and Age of Director and/or Nominee	Principal Occupation, Business Experience For the Past Five Years and Directorships of Public Companies	Director Since
David H. Abramson Age 75

David H. Abramson, a certified public accountant, is presently the Chairman and Chief Executive Officer of David Abramson & Associates, LLC, an executive search and leadership development and financial consulting firm that he founded in 2002. The firm provides retained executive search services at the senior leadership levels as well as senior leadership mentoring and coaching. In addition, the firm provides financial and other consulting services to clients. In 2001, Mr. Abramson was a Senior Vice President of AXA Financial/Equitable Life Insurance based in New York City, and served as Chairman and Chief Executive Officer of Grant Thornton Advisors, a joint venture of AXA Financial and Grant Thornton. Required by his responsibility, Mr. Abramson held NASD series 7, 24 and 66 licenses during his tenure at Grant Thornton Advisors. From 1999 to 2001 Mr. Abramson was Grant Thornton’s National Managing Partner of Financial Advisory Services where he led the design of the vision, strategy, governance and operational planning for Grant Thornton Advisors. Grant Thornton Advisors was designed to offer personal financial and estate planning, and investment and insurance products and services to middle-market companies, their owners and officers and other high net worth individuals.

2013

The core of Mr. Abramson’s career was as a Partner in Grant Thornton from 1972 until 2001. In 1972, Mr. Abramson became an Audit Partner and the Minneapolis Office Managing Partner, and he continued serving in those roles throughout most of his time at Grant Thornton. Mr. Abramson also became a member of Grant Thornton’s National Senior Leadership Team in 1982 and continued in that role until 2001. In this regard, his primary responsibility was Regional Managing Partner with direct line responsibility over assigned operating offices throughout the country. From 1988 to 1990, Mr. Abramson was Grant Thornton’s National Managing Director of Client Services directly responsible for the professional services of Assurance, Tax and Management Consulting as well as for Human Resources, Marketing and Strategic Planning. During the 1990s, Mr. Abramson also led the development and implementation of the Manufacturing/Distribution Services practice. Mr. Abramson’s partners at Grant Thornton elected him to serve on Grant Thornton’s 11-person Partnership Board for three terms from 1982 to 1990. This board provided oversight and direction related to governance, partner admission and compensation, financial and strategic issues.

Mr. Abramson previously served on the Board of Directors of Southwest Casino Corporation, and served as Chairman of that board’s Audit Committee and a member of its Governance and Nominating Committee from 2006 to 2009. Mr. Abramson has also served as a board member, Chairman or President of a number of nonprofit organizations, including President of the Minnesota Society of CPAs, Chairman of The Greater Minneapolis Chamber of Commerce, and President of Temple Israel. He currently is a Member of the University of Minnesota Carlson School of Management Alumni Board.

Mr. Abramson received his B.S. degree (Accounting) from the University of Minnesota and his M.B.A. from the University of Michigan.

Charles H. Maguire III Age 73

Charles H. Maguire III, a registered FINRA Arbitrator, has over 35 years of experience in the financial services industry. The core of Mr. Maguire’s career has been with Merrill Lynch and Company from 1969 to 2004. In one of his last positions with Merrill Lynch, Mr. Maguire served as Director of Financial Institutions Services Group, where he had complete responsibility for the Merrill Lynch’s institutional client services within its domestic branch office system. In addition to serving as Director of Financial Institutions Services Group, Mr. Maguire held a variety of sales and management roles at Merrill Lynch, including Sales Manager, Resident Vice Present, Regional Sales Manager, Senior Resident Vice President, and Managing Director.

2013

Name and Age of Director and/or Nominee	Principal Occupation, Business Experience For the Past Five Years and Directorships of Public Companies	Director Since

From 2009 to 2011, Mr. Maguire served as a leadership consultant for the University of Cincinnati School of Medicine and the Economic Center, University of Cincinnati. From 2005 to 2007, Mr. Maguire also served as the Senior Advisor on Staff to the Governor of the State of South Carolina, the Director of Cabinet Affairs, and the Chief of Staff of the Department of Commerce for the State of South Carolina. During his tenure as Director of Cabinet Affairs for the Governor of the State of Carolina, Mr. Maguire was responsible for overseeing the operations of all agencies that reported to the Governor of South Carolina. In his role as Chief of Staff of the South Carolina Department of Commerce, Mr. Maguire was responsible for the daily operations of the Department of Commerce.

Mr. Maguire has served on the boards (or similar functions) of over 25 nonprofit organizations, including services as a trustee for Centre College, trustee for The Seven Hills School, member of the Charter Review Committee of Cincinnati, trustee for the Queen City Foundation, trustee and executive committee member for St. Elizabeth Medical Center, and President for the Joy Outdoor Education Center. Mr. Maguire holds a B.A. from Centre College.

Jeffrey L. McGregor Age 63

Jeffrey L. McGregor has had an extensive career in the insurance and financial services industry, serving as President for three major financial sales and distribution companies. Mr. McGregor has 34 years of experience in sales, distribution strategies and leadership with a proven track record in sales and growth of annuity, life insurance, and mutual fund products. Mr. McGregor has been a quoted industry source for Ignites, Foxfire, Dalbar, Mutual Fund Forum and Investment News, and has served on numerous industry boards and associations, including the Life and Annuity Advisory Board, the Mutual Fund Forum, and the International Association for Financial Planning. Mr. McGregor has written, published and presented a number of papers focused on the insurance and financial industry. Throughout his career, Mr. McGregor’s primary focus has been to promote successful collaboration with employees, clients and colleagues to create respectful, profitable, and long‑term relationships.

2013

Mr. McGregor has led teams that represented all traditional life insurance products, including term, whole life, universal life, disability insurance, long-term care, along with high-net worth and estate planning strategies that maximize the protection and tax advantages that life insurance products provide. Mr. McGregor has worked closely with product development teams in determining the risk and required sales results necessary to meet profitability targets. Mr. McGregor’s professional career encompasses the oversight and creation of marketing, sales presentations and advisor/only materials, seeking a balanced approached to the risks and rewards of the insurance, annuity and asset management products offered.

From 2005 to 2010, Mr. McGregor served as the President of RiverSource Distributors and Senior Vice President of Ameriprise Financial, Inc. During his tenure as the President of RiverSource Distributors, he was responsible for the sales and distribution of all insurance, annuity and asset management product lines of Ameriprise through existing and new channels. In this position, Mr. McGregor identified and greatly influenced strategy, compliance, profitability and the success of multiple insurance and investment products offered by Ameriprise.

Name and Age of Director and/or Nominee	Principal Occupation, Business Experience For the Past Five Years and Directorships of Public Companies	Director Since

From 2001 to 2004, Mr. McGregor was President of AXA Distributors, where he was responsible for the sales and distribution of insurance and annuity products manufactured by AXA Financial. In 2003, Mr. McGregor’s sales team achieved annuity sales of $7.0 billion. This record sales year resulted in AXA Distributors’ market share position going from number six in 2002 to number two in 2003. From 1988 to 1998, Mr. McGregor served in a variety of senior leadership positions for Colonial Investment Services. Mr. McGregor was named President of Colonial Investment Services in 1990 and joined Colonial’s Board of Directors. During his tenure, assets under management grew from $9.0 billion to $24.0 billion. During Mr. McGregor’s leadership, Colonial earned a number one rating in wholesaler and marketing support three times, according to Dalbar Survey. Over his career, Mr. McGregor has also worked with American Capital, Prudential-Bache Securities, Planco and IDS, where he began his career as a financial advisor in 1978. Mr. McGregor has earned numerous industry degrees and certifications, including LUTC CFP, CLU, and NASD licenses Series 7 and 24. Mr. McGregor received his B.S. and M.B.A. from California Coast University. In 2012, Mr. McGregor authored a life experience and motivational book — A Spirit Never Tires — which echoes his results driven style to inspire others through passion, energy, courage and a positive attitude.

Shawn R. Gensch Age 47	Shawn Gensch is the chief marketing officer for Sprouts Farmers Market (NASDAQ: SFM) and serves as a member of the Executive Leadership Team. He is responsible for leading Sprouts’ marketing strategy, creative and production, designed to inspire and engage consumers and showcase the company’s healthy products and great value.	2014

Shawn has more than 25 years of experience in marketing and finance with executive roles in both the retail and financial services industries. Prior to joining Sprouts, from 2014 through 2015, Shawn served as cofounder and chief executive officer of a start-up consumer loyalty company. Earlier, Shawn served as Target Corporation’s senior vice president of marketing, responsible for brand marketing, media strategy, public relations, loyalty, events, lifestyle marketing and strategic partnerships  beginning in 2008. He also served as president of Target Bank and led financial product development for the company  from 2003 through 2008. Previously, he was president and chief executive officer of Conseco Bank  from 2001 through 2003. Shawn began his career with KPMG, as auditor and structured finance consulting.

Shawn holds a B.S. in Accounting from Wisconsin-Eau Claire and also serves on the Board of Directors for Anser Innovation EEC., a technology company, and serves on the Advisory Board for the Musical Instrument Museum in Phoenix, AZ.

Mark E. Schwarzmann Age 55

Mark is a senior financial services executive with broad experience leading and serving complex Fortune 500 companies. He quickly assimilates into organizations, unites teams, crafts and sells winning strategies, executes tactical plans, rallies workforces, and swiftly improves corporate performance. His product line experience includes life, disability income, long-term care, credit life and AD&D insurance, annuities, mutual funds, separately managed accounts, software, commercial real estate financing, and turbines for power generation and oil & gas applications. Further, his diverse functional role accountability across a variety of international P&L platforms provides a unique global perspective on the underlying mechanics that drive businesses forward.

		2017

Name and Age of Director and/or Nominee	Principal Occupation, Business Experience For the Past Five Years and Directorships of Public Companies	Director Since

Since May 2015, Mark has been the President of Acadia Capital Solutions, a provider of capital and balance sheet solutions for the largest life and annuity companies in America. He is also a Senior Advisor to the Oliver Wyman Group, a role in which he has served since September 2014. Since May 2007, he has been Principal at Independence Associates, delivering valuable insight and guidance to a broad spectrum of client organizations focusing on go-to-market, product, corporate and balance sheet management strategies. Mark was President of Insurance, Annuities & Product Distribution for Ameriprise Financial and member of the executive leadership team, where he was accountable for a $3.5 billion business and developing innovative insurance and annuity product solutions  from November 2005 through April 2007. At Ameriprise he was also Chairman & CEO of the RiverSource Life Insurance Companies and RiverSource Distributors, Inc., responsible for all wholesaling including over 200 wholesalers and $20.0 billion of annual RiverSource cash sales. Prior to the spinoff of Ameriprise, he served as Senior Vice President of Insurance & Annuities for American Express Financial Advisors.

Before joining American Express, from October 2000 through November 2003, Mark was Group Chief Executive Officer at Allfinanz, Inc., a Dublin based, global developer of automation software for the investment and insurance industry serving Fortune 100 producers and distributors of financial services. At Allfinanz he reported to the Board of Directors and had responsibility for the global P&L and all strategic, tactical and operational aspects of the business. He led the financial turnaround of the company from an annual loss of over €7 million to breakeven in just one year. Prior to his CEO role, Mark was Chief Operating Officer-Americas, where he led the strategic shift from a life products and carriers only focus to full product coverage — while doubling major North American life insurance sales and deployments.

Prior to Allfinanz Mark had a number of senior-level operational positions during his 16-year career at General Electric Company. At GE Financial Assurance, an insurance and investment products holding company, he was Senior Vice President — Wealth Management Services, and earlier the Senior Vice President — Financial Institution Services reporting to the President of the Financial Services Group. At GE Capital-Rescom, L.P., he was Senior Vice President and COO reporting jointly to the Chairman and to the President of GE Capital Commercial Real Estate. In his earlier career at GE Mark held several other general management, business development and finance positions at GE Capital Commercial Real Estate, GE Power Generation, GE Corporate Audit Staff, GE Aerospace and GE Plastics.

Mark served on the ACLI Board of Directors for four years including Chairing the Membership Committee. He has held FINRA Series 7 & 24 registrations, and is a GE Certified Six Sigma Black Belt. He earned his A.B. Economics & Business at Lafayette College. Mark is passionate about the arts, and is a board member of several arts-related community organizations.

Vote Required

Directors are elected by a plurality of the votes of the holders of shares present in person or represented by proxy and entitled to vote on the election of directors. The nominees receiving the highest number of affirmative votes will be elected. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the seven nominees named above. If you do not vote for a particular nominee, or you withhold authority for one or all nominees, your vote will not count either “for” or “against” the nominee, although it will be counted for purposes of determining whether there is a quorum. If any director nominee should withdraw or otherwise become unavailable for reasons not presently known, the proxies which would have otherwise been voted for that director nominee may be voted for a substitute director nominee selected by our Board of Directors.

The Board of Directors recommends that you vote FOR the election of each named nominee.

PROPOSAL 2

AMENDMENT TO 2013 STOCK INCENTIVE PLAN, WHICH INCREASES THE RESERVE OF SHARES AUTHORIZED FOR ISSUANCE TO 3,000,000

Introduction

The GWG Holdings, Inc. 2013 Stock Incentive Plan has previously been adopted by our Board of Directors and approved by a majority of our stockholders.

On March 10, 2017, our Board of Directors approved an amendment (the “Amendment”) to our 2013 Stock Incentive Plan that, among other things, increases the number of shares of common stock reserved for issuance thereunder by 1,000,000, to a total of 3,000,000.

Any increase in the number of shares of common stock reserved for issuance under the 2013 Stock Incentive Plan is subject to and contingent upon the approval of our stockholders; therefore, we are asking our stockholders to approve the adoption of the Amendment.

Background

We initially adopted the 2013 Stock Incentive Plan in April 2013 to aid our efforts to attract, retain and motivate employees, certain key consultants and directors and align the interests of such persons with those of our stockholders. At the time the 2013 Stock Incentive Plan was adopted, 2,000,000 shares of our common stock were reserved for issuance under the 2013 Stock Incentive Plan.  Subsequently, on April 23, 2015, our Board of Directors approved, and on June 1, 2015, our stockholders approved and ratified, an amendment to our 2013 Stock Inventive Plan, that, among other things, increased the number of shares of common stock reserved for issuance thereunder by 1,000,000, to a total of 2,000,000. As of the date of this Proxy Statement, 680,021 common stock shares are issuable upon exercise of outstanding incentives granted under the 2013 Stock Incentive Plan.

Throughout fiscal years 2015 and 2016, we engaged in capital raising efforts and the Board of Directors determined that it was, and continues to be, necessary to grant significant equity awards to our officers to reward them for these efforts, to align their interests with those of stockholders, and to provide competitive compensation to retain their services.

The Board of Directors has determined that in order for us to continue to leverage the 2013 Stock Incentive Plan to attract, retain and motivate employees, certain key consultants, independent contractors and directors and align the interests of such persons with those of stockholders, the shares reserved for issuance and maximum amounts of shares permitted to be issued under certain circumstances should be increased. On March 10, 2017, our Board of Directors approved an increase by 1,000,000 to a total of 3,000,000 in the number of shares of our common stock reserved for issuance under the 2013 Stock Incentive Plan. In determining the amount of the increase in the 2013 Stock Incentive Plan, the Board of Directors took into account its intention to grant further equity awards to current and future executive officers and key employees, consultants and independent contractors.

The Board of Directors believes that the Amendment is in the best interests of GWG and our stockholders because the availability of an adequate number of shares reserved for issuance under the 2013 Stock Incentive Plan is an important factor in attracting, retaining, and motivating employees, consultants, independent contractors and directors in order to achieve long-term growth and profitability objectives.

Below is a summary of the 2013 Stock Incentive Plan, as amended, which is qualified entirely by reference to the complete text of the 2013 Stock Incentive Plan, as amended, a copy of which, marked to show changes from the previous version of the 2013 Stock Incentive Plan, is attached as Appendix A to this proxy statement.

Description of the 2013 Stock Incentive Plan (as amended)

General. The purpose of the 2013 Stock Incentive Plan is to increase stockholder value and to advance the interests of GWG by furnishing a variety of economic incentives designed to attract, retain and motivate employees, certain key consultants, independent contractors and directors of GWG. The 2013 Stock Incentive Plan is administered by a stock option or Compensation Committee of the Board of Directors, or if no such committee exists, by the Board of Directors. The Compensation Committee may grant incentives to employees (including officers) or our subsidiaries, members of the Board of Directors, and consultants or other independent contractors who provide services to us or our subsidiaries, in the following forms: (a) incentive stock options and non-statutory stock options; (b) stock appreciation rights; (c) stock awards; (d) restricted stock; (e) restricted stock units; and (f) performance shares. In addition, our Chief Executive Officer may, on a discretionary basis and without review or approval by the Compensation Committee, grant incentives to our new employees who are not officers of GWG. Such discretionary grants shall not exceed, in the aggregate, incentives for more than 400,000 shares in any fiscal year.

Shares Subject to 2013 Stock Incentive Plan. Subject to adjustment, we may issue up to 3,000,000 shares of common stock under the 2013 Stock Incentive Plan. If an incentive granted under the 2013 Stock Incentive Plan expires or is terminated or canceled unexercised as to any shares of common stock or forfeited or reacquired by us pursuant to rights reserved upon issuance thereof, we may again issue such shares under the 2013 Stock Incentive Plan pursuant to another incentive.

Description of Incentives

Stock Options. Our Compensation Committee may grant incentive and non-statutory stock options to eligible employees to purchase shares of common stock from GWG. The 2013 Stock Incentive Plan confers on the Compensation Committee the discretion, with respect to any such stock option, to determine the term of each option, the time or times during its term when the option becomes exercisable and the number and purchase price of the shares subject to the option. However, the term of each option shall not exceed ten years and one day from the grant date. With respect to stock options which are intended to qualify as “incentive stock options” (as defined in Section 422 of the Internal Revenue Code), the aggregate fair market value of the shares with respect to which incentive stock options are exercisable for the first time cannot exceed $100,000. The option price per share for incentive stock options may not be less than the fair market value of the common stock on the grant date. We must grant all incentive stock options within ten years from the earlier of the date of the 2013 Stock Incentive Plan’s adoption by the Board of Directors or approval by our stockholders.

Stock Appreciation Rights. A stock appreciation right is a right to receive, without payment to GWG, a number of shares of common stock, the amount of which is determined by dividing (a) the number of shares of common stock as to which the stock appreciation right is exercised multiplied by the amount of the appreciation in such shares (i.e. the amount by which the fair market value of the shares of common stock subject to the stock appreciation right on the exercise date exceeds (1) in the case of a stock appreciation right related to a stock option, the purchase price of the shares of common stock under the stock option or (2) in the case of an stock appreciation right granted alone, without reference to a related stock option, an amount which shall be determined by the Compensation Committee at the time of grant); by (b) the fair market value of a share of common stock on the exercise date. Our Compensation Committee has the discretion to determine the number of shares as to which a stock appreciation right will relate as well as the duration and exercisability of a stock appreciation right. The exercise price may not be less than the fair market value of our common stock on the grant date.

Limitation on Certain Grants. During any one fiscal year, we may not grant to any one person stock options and stock appreciation rights under the 2013 Stock Incentive Plan that exceed, in the aggregate, 400,000 shares of our common stock.

Stock Awards. Stock awards consist of the transfer by GWG to an eligible participant of shares of common stock, without other payment, as additional compensation for services to GWG. The number of shares transferred pursuant to any stock award is determined by the Compensation Committee.

Restricted Stock. Restricted stock consists of the sale or transfer by GWG to an eligible participant of one or more shares of our common stock that are subject to restrictions on their sale or other transfer by the employee, which restrictions will lapse after a period of time as determined by the Compensation Committee. If restricted stock is sold to a participant, the sale price will be determined by the Compensation Committee, and the price may vary from time to time and among participants and may be less than the fair market value of the shares at the date of sale. Subject to these restrictions and the other requirements of the 2013 Stock Incentive Plan, a participant receiving restricted stock shall have all of the rights of a stockholder as to those shares.

Transferability of Incentives. Incentives granted under the 2013 Stock Incentive Plan may not be transferred, pledged or assigned by the holder thereof, except in the event of the holder’s death, by will or the laws of descent and distribution or pursuant to a qualified domestic relations order. However, stock options may be transferred by the holder thereof to certain family members or related entities.

Duration, Termination and Amendment of the Incentive Plan and Incentives. The 2013 Stock Incentive Plan will remain in effect until all incentives granted under the 2013 Stock Incentive Plan have been satisfied or terminated and all restrictions on shares issued under the 2013 Stock Incentive Plan have lapsed. We may not grant incentives under the 2013 Stock Incentive Plan after the tenth anniversary of the approval of the 2013 Stock Incentive Plan by the Board of Directors. The Board of Directors may amend or discontinue the 2013 Stock Incentive Plan at any time. However, no such amendment or discontinuance may adversely change or impair a previously granted incentive without the consent of the recipient thereof. Certain 2013 Stock Incentive Plan amendments require stockholder approval, including amendments which would increase the maximum number of shares of common stock which may be issued to all participants under the 2013 Stock Incentive Plan, change or expand the types of incentives that may be granted under the 2013 Stock Incentive Plan, change the class of persons eligible to receive incentives under the 2013 Stock Incentive Plan, or materially increase the benefits accruing to participants under the 2013 Stock Incentive Plan. Generally, the terms of an existing incentive may be amended by agreement between the Compensation Committee and the participant. However, in the case of a stock option or stock appreciation right, no such amendment shall (a) extend the term of the incentive; nor (b) reduce the exercise price per share below the fair market value of the common stock on the date the incentive was granted, unless, in either case, the amendment complies with the requirements of Code Section 409A.

Effect of Sale, Merger, Exchange or Liquidation. In the event of an acquisition of GWG through the sale of substantially all of its assets or through a merger, exchange, reorganization or liquidation of the GWG or a similar event, all as determined by the Compensation Committee in its sole discretion, the Compensation Committee shall be authorized to take any and all action it deems equitable under the circumstances, including but not limited to terminating the 2013 Stock Incentive Plan and issuing to the holders of outstanding vested options and stock appreciation rights the stock, securities or assets, including cash, they would have received if the incentives had been exercised immediately before the transaction, or other specified actions.

2013 Stock Incentive Plan Benefits

The amount and timing of all awards under the 2013 Stock Incentive Plan are determined in the sole discretion of our Compensation Committee (or if no committee is designated, the Board of Directors) and therefore cannot be determined in advance.

Vote Required

The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting will be required to approve the Amendment to the 2013 Stock Incentive Plan.

The Board of Directors unanimously recommends that you vote FOR the Amendment to the 2013 Stock Incentive Plan to increase the shares authorized for issuance  thereunder.

PROPOSAL 3

RATIFICATION OF THE APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our Board of Directors and management are committed to the quality, integrity and transparency of the GWG’s financial reports. In accordance with the duties set forth in its written charter, the Audit Committee of our Board of Directors has appointed Baker Tilly Virchow Krause, LLP as the our independent registered public accounting firm for the 2017 fiscal year. A representative of Baker Tilly Virchow Krause, LLP is expected to attend this year’s Annual Meeting and be available to respond to appropriate questions from stockholders, and will have the opportunity to make a statement if he or she desires to do so.

Fees Billed to Company by Its Independent Registered Public Accounting Firm

The following table presents fees for professional audit services and 401(k) audit services, tax services and other services rendered by Baker Tilly Virchow Krause, LLP during fiscal years 2015 and 2016:

	2016	2015
Audit Fees(1)	$293,300	$156,000
Tax Fees(2)	$69,850	$78,000
All Other Fees(3)	$17,238	$55,000
Total Fees	$380,387	$289,000

____________

(1)      Audit Fees consist of fees for professional services rendered for the audit of our consolidated annual financial statements and review of the interim consolidated financial statements included in quarterly reports and services that are normally provided in connection with statutory and regulatory filings or engagements.

(2)      Tax Fees consist of fees for tax compliance, tax advice, and tax planning.

(3)      All Other Fees typically consist of fees for permitted non-audit products and services provided. All Other Fees in 2016 included expenses related to our continuous offering of L Bonds and redeemable preferred stock.

The Audit Committee of our Board of Directors has reviewed the services provided by Baker Tilly Virchow Krause, LLP during fiscal year 2016 and the fees billed for such services. After consideration, the Audit Committee has determined that the receipt of these fees by Baker Tilly Virchow Krause, LLP is compatible with the provision of independent audit services. The Audit Committee discussed these services and fees with Baker Tilly Virchow Krause, LLP and our management to determine that they are permitted under the rules and regulations concerning auditor independence promulgated by the Securities and Exchange Commission to implement the Sarbanes-Oxley Act of 2002, as well as the American Institute of Certified Public Accountants.

Pre-Approval Policy

The written charter of the Audit Committee provides that all audit and non-audit accounting services permitted to be performed by the our independent registered public accounting firm under applicable rules and regulations must be pre-approved by the Audit Committee or by designated members of the Audit Committee, other than with respect to de minimis exceptions permitted under the Sarbanes-Oxley Act of 2002. All services performed by our independent registered public accounting firm during the fiscal years ended December 31, 2016 and 2015 were pre-approved in accordance with the written charter.

Prior to or as soon as practicable following the beginning of each fiscal year, a description of the audit, audit-related, tax, and other services expected to be performed by the independent registered public accounting firm in the following fiscal year will be presented to the Audit Committee for approval. Following such approval, any requests for audit, audit-related, tax, and other services not presented and pre-approved must be submitted to the Audit Committee for specific pre-approval and cannot commence until such approval has been granted. However, we have delegated the authority to grant specific pre-approval between meetings, as necessary, to the Chair of the Audit Committee. The Chair then updates the Audit Committee at the next regularly scheduled meeting of any services that were granted specific pre-approval.

Vote Required

The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting will be required to ratify the appointment of Baker Tilly Virchow Krause, LLP as our independent registered public accounting firm for fiscal 2017. If the stockholders do not ratify the appointment of Baker Tilly Virchow Krause, LLP, the Audit Committee may reconsider its selection, but is not required to do so. Notwithstanding the proposed ratification of the appointment of Baker Tilly Virchow Krause, LLP by our stockholders, the Audit Committee, in its discretion, may direct the appointment of new independent auditors at any time during the year without notice to, or the consent of, the stockholders, if the Audit Committee determines that such a change would be in the best interests of our Company and our stockholders.

The Board of Directors recommends that you vote FOR the ratification of Baker Tilly Virchow Krause, LLP as our independent registered public accounting firm for fiscal 2017.

EXECUTIVE OFFICERS AND DIRECTORS OF THE COMPANY

Name and Title	Age	Principal Occupation, Business Experience for the Past Five Years and Directorships of Public Companies
Jon R. Sabes Chief Executive Officer, Director (Chairman of the Board)	50	See ‘‘Election of Directors (Proposal One)” — above.

Steven F. Sabes Executive Vice President of Originations and Servicing, Secretary and Director	48	See ‘‘Election of Directors (Proposal One)” — above.

Michael D. Freedman President	53

Michael D. Freedman, joined GWG in September 2014 and was appointed President in November 2014. For over a decade, he has been the life settlement industry’s chief advocate for laws promoting life settlements as a way for seniors to fund their retirement and long-term care needs. Mr. Freedman was a driving force behind the development of life settlement laws in 42 states and more than 60 different pieces of legislation, including several Federal laws. Also in 2014, Mr. Freedman was elected to the Board of Directors of the Life Insurance Settlement Association for a three-year term, and he founded Sentinel Solutions, LLC, a provider of strategic services to clients in the life settlement and related industries, including insurance and financial services. Previously, he served as the Senior Vice President of Government Affairs at Coventry First, LLC, a participant in the life settlement industry, from June 2002 to December 2013. Mr. Freedman received his Juris Doctor from the University at Buffalo School of Law in 1993, for which he served for two years as the Graduate Fellow in Public Interest/Public Service. Mr. Freedman was appointed as our President on November 13, 2014.

William B. Acheson Chief Financial Officer	52

William B. Acheson became our Chief Financial Officer on May 30, 2014 and recently became a director of GWG MCA Capital, Inc., a subsidiary corporation of GWG Holdings, Inc., in the business of merchant cash advances. Prior to joining us, Mr. Acheson served as Chief Financial Officer and Senior Vice President of Strategic Development for The Homeownership Preservation Foundation from 2009 through 2013. Prior to that, Mr. Acheson served as Managing Director of Global Structured Finance and Investments at Merrill Lynch in London, England, from 2007 through 2008. From 1991 to 2007, Mr. Acheson spent his career at GMAC-RESCAP, where he served as Managing Director for a number of business units, concluding his career as Chief Financial Officer of the United Kingdom division from 2005 through 2007. Mr. Acheson’s international experience includes structured finance, capital markets, and risk management experience in Canada, United Kingdom, Ireland, Eastern Europe, Western Europe, and Latin America. Mr. Acheson earned a Bachelor of Science degree in accounting from the College of St. Thomas in St. Paul, Minnesota, and earned his Certified Public Accountant certificate in 1991 while working for Ernst & Young in Minneapolis, Minnesota.

Name and Title	Age	Principal Occupation, Business Experience for the Past Five Years and Directorships of Public Companies
Jon L. Gangelhoff Chief Operating Officer	58

Jon L. Gangelhoff, our Chief Operating Officer, has served rapidly growing businesses in several industries as chief financial officer with a strong focus on business operations since 1986. Prior to joining our company as Chief Financial Officer in March 2009, he served as chief financial officer for Northern Metal Recycling, a metal recycling firm the sales of which exceeded $500 million annually, from 2006 to 2008. Mr. Gangelhoff’s responsibilities at Northern Metal Recycling included acquisition and related integration operations focused on finance, information systems, and human resources functions. Prior to that, from 2003 to 2006, Mr. Gangelhoff served as the chief financial officer of Kuhlman Company, formerly a public reporting company, where he established corporate infrastructure, developed financial reporting and internal control systems, and managed the Securities and Exchange Commission reporting process. During his 25-year career, Mr. Gangelhoff has used an integrated hands-on and financial management approach to improve the performance of the companies he served in a variety of industries. Mr. Gangelhoff holds a Bachelor of Arts degree from Mankato State University. Mr. Gangelhoff was appointed as our Chief Operating Officer on May 30, 2014.

David H. Abramson Director	75	See ‘‘Election of Directors (Proposal One)” — above.

Charles H. Maguire III Director	73	See ‘‘Election of Directors (Proposal One)” — above.

Jeffrey L. McGregor Director	63	See ‘‘Election of Directors (Proposal One)” — above.

Shawn R. Gensch Director	47	See ‘‘Election of Directors (Proposal One)” — above.

EXECUTIVE COMPENSATION
COMPENSATION DISCUSSION AND ANALYSIS

Summary Compensation Table

The following table sets forth the cash and non-cash compensation awarded to or earned by: (i) each individual who served as the principal executive officer and principal financial officer of GWG Holdings during the years ended December 31, 2016 and 2015; and (ii) each other individual that served as an executive officer of GWG Holdings at the conclusion of the years ended December 31, 2016 and 2015 and who received more than $100,000 in the form of salary and bonus during such fiscal year. These individuals are referred to as our “named executives.”

Name and Principal Position		Salary	Bonus	Option Awards(1)	Total
Jon R. Sabes	2016	$491,546	$386,607	$282,623	$1,160,776
Chief Executive Officer	2015	$480,000	$126,305	$9,253	$615,558

Michael D. Freedman	2016	$350,000	$253,084	$—	$603,084
President	2015	$350,000	$57,377	$—	$407,377

William B. Acheson	2016	$225,000	$166,331	$13,549	$404,880
Chief Financial Officer	2015	$219,135	$63,946	$64,816	$347,897

Jon L. Gangelhoff	2016	$250,000	$132,847	$18,923	$401,770
Chief Operating Officer	2015	$250,000	$59,770	$25,043	$334,813

Steven F. Sabes	2016	$208,246	$133,481	$18,416	$360,143
Executive Vice President and Secretary	2015	$200,000	$41,033	$7,645	$248,678

Paul A. Siegert(2)	2016	$201,488	$—	$—	$201,488
Executive Chairman	2015	$200,000	$7,739	$3,216	$210,955

____________

(1)      Amounts shown reflect the grant date fair value of stock option awards granted for the respective year pursuant to our equity incentive plans, computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718.  The assumptions used in calculating the grant date fair value of stock option awards made in 2016 were consistent with those used for 2015 (please see note 12 to our consolidated financial statements contained in our Annual Report on Form 10-K for the year ended December 31, 2015, filed with the Securities and Exchange Commission on March 22, 2016), namely, the expected volatility used in the Black-Scholes model valuation of options issued during 2016 is based on the standard deviation of the average continuously compounded rate of return of five selected comparable companies over the previous 52 weeks, and forfeiture rates used in the valuation are based on historical Company information and expected future trend.

(2)      On February 16, 2017, Mr. Paul Siegert resigned from the Board of Directors and his position as Executive Chairman.

Employment Agreements and Change-in-Control Provisions

In June 2011, we entered into employment agreements with each of Messrs. Jon R. Sabes, Steven F. Sabes, Paul A. Siegert and Jon Gangelhoff.  As of December 31, 2016, our directors and officers held the following positions: Mr. Jon R. Sabes, Chief Executive Officer; Mr. Steven F. Sabes, Executive Vice President of Originations and Servicing and Secretary, previously President and our Chief Operating Officer; Mr. Siegert, Executive Chairman of the Board of Directors, previously President and Chairman of the Board of Directors; and Mr. Gangelhoff, Chief Operating Officer, previously Chief Financial Officer. On May 30, 2014, we entered into an employment agreement with William Acheson coincident with his appointment as our new Chief Financial Officer. These employment agreements establish key employment terms (including reporting responsibilities, base salary, discretionary and bonus opportunity and other benefits), provide for severance benefits in certain situations, and contain non-competition, non-solicitation and confidentiality covenants. On February 16, 2017, Mr. Paul Siegert resigned his position on the Board of Directors and as the Executive Chairman of GWG Holdings, Inc. On February 17, 2017, the Board of Directors appointed Mr. Mark Schwarzmann as a director to fill the vacancy created by Mr. Siegert’s departure. On that same day, the Board of Directors appointed Mr. Jon Sabes as Chairman of the Board.

Under their respective employment agreements  as of December 31, 2016, Mr. Jon R. Sabes receives an annual base salary of $491,546, Mr. Steven F. Sabes receives an annual base salary of $208,246, Paul A. Siegert receives an annual base salary of $201,487, William Acheson receives an annual base salary of $225,000, and Mr. Gangelhoff receives an annual base salary of $250,000. The employment agreements contain customary provisions prohibiting the executives from soliciting our employees for a period of 12–18 months after any termination of employment, and from competing with our Company for either two years (if the executive is terminated for good cause or if he resigns without good reason) or one year (if we terminate the executive’s employment without good cause or if he resigns with good reason). In the case of Mr. Acheson, his employment agreement prohibits him from competing against our Company for a one-year period after his termination of employment, regardless of the circumstances relating to that termination. If an executive’s employment is terminated by us without “good cause” or if the executive voluntarily resigns with “good reason,” then the executive will be entitled to (i) severance pay for a period of 12 months and (ii) reimbursement for health insurance premiums for his family if he elects continued coverage under COBRA.

The employment agreements for Messrs. Jon R. Sabes, Steve F. Sabes and Paul A. Siegert also provide that we will reimburse them for any legal costs they incur in enforcing their rights under the employment agreement and, to the fullest extent permitted by applicable law, indemnify them for claims, costs and expenses arising in connection with their employment, regardless of the outcome of any such legal contest, as well as interest at the prime rate on any payments under the employment agreements that are determined to be past due, unless prohibited by law.

All of the foregoing executive employment agreements include a provision allowing us to reduce their severance payments and any other payments to which the executive becomes entitled as a result of our change in control to the extent needed for the executive to avoid paying an excise tax under Code Section 280G, unless the named executive officer is better off, on an after-tax basis, receiving the full amount of such payments and paying the excise taxes due.

In September 2014, we entered into an employment agreement with Michael D. Freedman, who was appointed as our President in November 2014. Under his employment agreement, Mr. Freedman receives an annual base salary of $350,000. His employment agreement contains customary provisions prohibiting him from soliciting our employees or customers for a one-year period after his termination of employment, regardless of the circumstances relating to that termination. If Mr. Freedman’s employment is terminated without “cause” or if he voluntarily resigns with “good reason,” then he will be entitled to (i) severance pay equal to one-half of his annual salary then in effect (if such termination or resignation occurs one year or less from the date he was first employed by us) or his annual salary then in effect (if such termination or resignation occurs more than one year from the date he was first employed by us) 12 months; and (ii) reimbursement for health insurance premiums for his family if he elects continued coverage under COBRA for six months (if such termination or resignation occurs one year or less from the date he was first employed by us) or for 12 months (if such termination or resignation occurs more than one year from the date he was first employed by us).

2013 Stock Incentive Plan

In April 2013, our Board of Directors and our stockholders adopted the 2013 Stock Incentive Plan. The plan was subsequently revised on March 4, 2015 and reserved 2,000,000 shares of common stock for issuance. The 2013 Stock Incentive Plan permits the grant of both incentive and non-statutory stock options. Through December 31, 2016, we had issued stock options for 2,048,000 shares of common stock to employees, officers, and directors under the plan. Options for 738,000 shares have vested, and the remaining options are scheduled to vest over three years. As of December 31, 2016, stock options for 437,000 shares had been forfeited and stock options for 28,000 shares had been exercised. The Board of Directors adopted the 2013 Stock Incentive Plan to provide a means by which our employees, directors, officers, consultants  and independent contractors may be granted an opportunity to purchase our common stock, to assist in retaining the services of such persons, to secure and retain the services of persons capable of filling such positions and to provide incentives for such persons to exert maximum efforts for our success.

Outstanding Equity Awards at Fiscal Year End

As of December 31, 2016, our named executives had the following outstanding options to purchase common stock:

	Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date
Jon R. Sabes	4,000	2,000	—	$8.28	9/5/2018
	3,333	1,667	—	$8.20	4/7/2019
	3,333	1,667	—	$8.71	9/2/2019
	3,333	1,667	—	$9.91	11/24/2019
	1,667	3,333	—	$10.18	6/12/2020
	1,667	3,333	—	$8.55	8/18/2020
	1,667	3,333	—	$6.60	12/29/2020
	—	5,000	—	6.35	4/29/2021
	—	5,000	—	6.41	5/13/2021
	13,541	311,459	—	9.47	11/10/2021

Michael D. Freedman	106,000	92,750	—	$12.50	9/22/2024

William B. Acheson	22,500	10,000	—	$7.46	5/27/2024
	3,333	1,667	—	$7.92	9/2/2024
	3,333	1,667	—	$9.01	11/24/2024
	30,000	—	—	$8.00	3/11/2025
	30,000	60,000	—	$7.53	4/6/2025
	1,667	3,333	—	$9.25	6/12/2025
	1,667	3,333	—	$7.77	12/29/2025
	—	5,000		6.35	4/29/2026
	—	5,000		6.41	5/13/2026

Jon L. Gangelhoff	77,000	—	—	$7.52	9/5/2023
	3,333	1,667	—	$7.46	4/7/2024
	3,333	1,667	—	$7.92	9/2/2024
	3,333	1,667	—	$9.01	11/24/2024
	3,334	6,666	—	$8.00	3/11/2025
	1,667	3,333	—	$9.25	6/12/2025
	3,334	6,666	—	$7.77	8/18/2025
	1,667	3,333	—	$6.00	12/29/2025
	—	5,000	—	$6.35	4/29/2026
	—	5,000	—	$6.41	5/13/2016
	—	2,500	—	$8.76	9/19/2026
	—	2,000	—	$7.93	12/20/2026

Steven F. Sabes	27,500	—	—	$8.28	9/5/2018
	3,333	1,667	—	$8.20	4/7/2019
	3,333	1,667	—	$8.71	9/2/2019
	3,333	1,667	—	$9.91	11/24/2019
	834	1,666	—	$10.18	6/12/2020
	1,667	3,333	—	$8.55	8/18/2020

	Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date
	1,667	3,333	—	$8.55	12/29/2020
	—	5,000	—	$6.35	4/29/2021
	—	5,000	—	$6.41	5/13/2021
	—	5,000		$9.64	9/19/2021

Paul A. Siegert	27,500	—	—	$7.52	9/5/2023
	3,333	1,667	—	$7.46	4/7/2024
	1,667	833	—	$7.92	9/2/2024
	1,667	833	—	$9.01	11/24/2024
	1,667	3,333	—	$9.25	6/12/2025

Director Compensation

The following table sets forth the cash and non-cash compensation awarded to or earned by each individual who served as a member of our Board of Directors during the year ended December 31, 2016.

Director’s Name	Fees Earned or Paid in Cash 2016	Option Awards(1)		Total
Paul A. Siegert (Executive Chairman)	$15,000	$0	(2)	$15,000
Jon R. Sabes	$15,000	$0	(2)	$15,000
Steven F. Sabes	$15,000	$0	(2)	$15,000
David H. Abramson	$46,200	$38,780		$84,980
Charles H. Maguire III	$33,600	$27,146		$60,746
Jeffrey L. McGregor	$34,800	$31,024		$65,824
Shawn R. Gensch	$29,400	$23,268		$52,668

____________

(1)     Amounts shown reflect the grant date fair value of stock option awards granted during fiscal 2016, computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718.

(2)     Excludes stock option awards granted to employee directors as compensation for serving as employees of our Company.

Each independent board member receives base compensation of $6,000 and an option to purchase 1,400 shares of our common stock per quarter. In addition, the chairman of the Audit Committee receives $4,800 and an option to purchase up to 1,400 shares of our common stock per quarter. The chairmen of the Compensation Committee and the Corporate Governance Committee each receive $2,400 and an option to purchase up to 700 shares of our common stock per quarter. Also each non-chair member of our committees receives $1,200 and an option to purchase up to 350 shares of our common stock per quarter.

INFORMATION REGARDING THE BOARD OF DIRECTORS
AND CORPORATE GOVERNANCE

Director Qualifications and Independence

When considering whether directors have the experience, qualifications, attributes and skills to enable the Board of Directors to satisfy its oversight responsibilities effectively in light of our business and structure, our Board of Directors focuses primarily on the information discussed in each of the directors’ individual biographies set forth above. With regard to Mr. Jon R. Sabes, the Board of Directors considered his significant experience, expertise and background with regard to financial matters, and his demonstrated experience and skills in managing our business. With regard to Mr. Steven F. Sabes, the Board of Directors considered his background and experience with our Company and its business. With regard to Mr. McGregor, the Board of Directors considered his experience in the financial and insurance industries, and in particular his sales, marketing and leadership experience relative to those industries. In the case of Mr. Maguire, the Board of Directors considered his extensive background in the financial services industry and service in various leadership positions for multiple organizations. With regard to Mr. Abramson, the Board of Directors considered his extensive background and knowledge of accounting and finance, his focus on wealth management, and prior leadership positions. With regard to Mr. Gensch, the Board of Directors considered his finance background as well as his marketing expertise. With regarding to Mr. Schwarzmann, the Board considered his extensive experience in the life insurance and retirement industries in both public and private companies.

Our Board of Directors periodically reviews relationships that directors have with our Company to determine whether the directors are independent. Directors are considered “independent” as long as they do not accept any consulting, advisory or other compensatory fee (other than director fees) from our Company, are not an affiliated person of our Company or its subsidiaries (e.g., an officer or a greater-than-ten-percent stockholder) and are independent within the meaning of applicable laws, regulations, and the NASDAQ listing rules. In this latter regard, our Board of Directors uses the NASDAQ listing rules (specifically, Section 5605(a)(2) of such rules) as a benchmark for determining which, if any, of our directors are independent, solely in order to comply with applicable Securities and Exchange Commission disclosure rules. Our Board of Directors has determined that, of current directors, Messrs. Abramson, McGregor, Maguire III, Gensch and Schwarzmann are independent within the meaning of the NASDAQ listing rule cited above. In the case of both Messrs. Jon R. and Steven F. Sabes, their positions as executive officers of our Company, together with their beneficial ownership of more than ten percent of our common stock, similarly preclude them from being considered independent within the meaning of the cited NASDAQ listing rule.

Board Leadership Structure and Risk Oversight

Our Board of Directors does not have one lead independent director, rather all of our independent directors engage in leadership of the Board.  Because the majority of our Board is independent and all of the members of our Board participate in leadership, we believe the leadership structure of our Board of Director allows it to maintain oversight of our management and to carry out its roles and responsibilities of behalf of the stockholders.

Management and our outside counsel discuss risks, both during Board meetings and in direct discussions with members of our Board of Directors. These discussions identify risks which are prioritized and assigned to the appropriate Board committee, as discussed below, or the full Board for oversight. Our risk management program as a whole is reviewed annually at a meeting of the Board of Directors. Additional review or reporting on Company risks is conducted as needed or as requested by the Board or a Board committee.

Board Committees and Board Meetings

Our Board of Directors has an Audit Committee, Compensation Committee and Nomination and Corporate Governance Committee. The Audit Committee is composed of Messrs. Abramson (Chair), McGregor, Maguire, Schwarzmann and Gensch. The Compensation Committee is composed of Messrs. Maguire (Chair), Abramson, Schwarzmann and Gensch. The Nomination and Corporate Governance Committee is composed of Messrs. McGregor (Chair) and Abramson. Each of the foregoing Committees has a written charter, a copy of each of which is available at our website at www.gwgh.com. Our Audit Committee, Compensation Committee, and Nomination and Corporate Governance Committee each comply with the listing requirements of The NASDAQ Marketplace Rules.

The Board of Directors held 4 formal meetings during fiscal 2016 and took action by written consent in lieu of a meeting on 18 occasions. During fiscal 2016, the Audit Committee held 4 formal meetings, the Compensation Committee held

5 formal meetings, and the Corporate Governance and Nominating Committee held 2 formal meetings. Each member of the Board of Directors attended at least 80% of the Board meetings and meetings of committees to which they belong. Although we have no formal policy regarding directors’ attendance at our annual stockholder meetings, we encourages such attendance by members of the Board of Directors. Three of our directors serving on the Board of Directors at the time of our most recent annual stockholders’ meeting were in attendance at that meeting.

Audit Committee

The Audit Committee consists of five members: David H. Abramson, Jeffrey L. McGregor, CH Maguire, Shawn Gensch  and Mark Schwarzmann. All of the members of the Audit Committee are financially literate and are independent within the meaning of applicable laws, regulations, and the NASDAQ listing rules.  In this latter regard, our Board of Directors uses the NASDAQ listing rules (specifically, Section 5605(a)(2) of such rules) as a benchmark for determining which, if any, of our directors are independent, solely in order to comply with applicable Securities and Exchange Commission disclosure rules. Further, the Board has determined that Mr. Abramson is an “audit committee financial expert” as defined by applicable regulations of the Securities and Exchange Commission. The Audit Committee has certain duties and powers as described in its written charter adopted by the Board. A copy of the charter can be found on our website at www.gwgh.com.

The Audit Committee is responsible primarily for providing oversight and monitoring the preparation and review of our financial statements, which are provided to stockholders and the general public in the disclosures we file with the Securities and Exchange Commission. In addition, the Audit Committee is responsible for appointing, and reviewing the services of, our independent registered public accounting firm.

The Audit Committee does not prepare our financial statements, or to determine whether our financial statements are complete and accurate. Rather, our management is responsible for preparing our financial statements. Our independent registered public accountants are responsible for auditing our financial statements to ensure their completeness and accuracy.

The Audit Committee also oversees our accounting policies and the internal controls over financial reporting, which our management is responsible for establishing and maintaining and our independent registered accountants are responsible for reviewing to determine effectiveness.

In addition, the Audit Committee reviews significant financial transactions, the integrity of the financial statements, our risk management framework and our Anonymous Complaint Program, the latter of which includes monitoring the receipt and disposition of complaints.

In fulfilling its oversight over our independent registered public accounting firm, the Audit Committee carefully reviews the engagement of the independent registered public accounting firm, which includes among other things: the scope of the audit; fees; the assigned partner(s) and other personnel and their industry experience; auditor independence; peer and the Public Company Accounting Oversight Board (PCAOB) reviews; any significant legal proceedings; previous experience with the firm’s performance; and any non-audit services performed. The Audit Committee engaged Baker Tilly Virchow Krause, LLP as the independent registered public accounting firm for the December 31, 2016 audit, for the fourth consecutive year.

We maintain an auditor independence policy that, among other things, prohibits our independent registered public accounting firm from performing non-financial consulting services, such as information technology consulting and internal audit services. This policy also mandates that the Audit Committee approve in advance any non-audit services to be performed by the independent registered public accounting firm and related costs associated therewith. Therefore, we may not enter into engagements with our independent registered public accounting firm for non-audit services without the express pre-approval of the Audit Committee.

The Audit Committee has reviewed and discussed the audit and the audited financial statements for the year ended December 31, 2016 with management and Baker Tilly Virchow Krause, LLP including a discussion related to the accounting principles used that are unique to this industry. The Audit Committee also has received and reviewed the written disclosures and the letter from Baker Tilly Virchow Krause, LLP required by applicable requirements of the PCAOB regarding Baker Tilly Virchow Krause, LLP’s communications with the Audit Committee concerning independence, and has discussed with Baker Tilly Virchow Krause, LLP its independence. The Audit Committee also discussed with Baker Tilly Virchow Krause, LLP the matters required to be discussed by Auditing Standard No. 16, “Communications with Audit Committees” issued by the Public Company

Accounting Oversight Board. The Audit Committee meets independently with management, also independently with Baker Tilly Virchow Krause, LLP and also in executive session with only the Committee members present.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the financial statements referred to above be included in our Annual Report on Form 10-K for the year ended December 31, 2016.

Compensation Committee

Our Compensation Committee is charged with oversight responsibility for the adequacy and effectiveness of our executive compensation and benefit plans and is primarily responsible for all matters relating to compensation of our executive officers and the directors, the adoption of all employee compensation and employee benefit plans and the administration of such plans including granting stock incentives or other benefits, and the review and approval of disclosures regarding executive compensation included in this Proxy Statement (and our other annual reports). Our Compensation Committee has the authority to obtain advice and assistance from external legal, accounting or other advisors, and has the authority to retain, terminate and approve the fees payable to any external compensation consultant to assist in the evaluation of director, and senior executive compensation. However, any services to be rendered by our independence accounting firm shall be pre-approved by the Audit Committee if required under our policy regarding pre-approval of such services.

Corporate Governance and Nominating Committee

The primary role of our Corporate Governance and Nominating Committee is to consider and make recommendations to the full Board of Directors concerning the appropriate size, function and needs of the Board of Directors, including establishing criteria for Board membership and considering, recruiting and recommending candidates (including those recommended by stockholders) to fill new Board positions. The Corporate Governance and Nominating Committee also considers and advises the full Board of Directors on matters of corporate governance and monitors and recommends the functions of, and membership on, the various committees of the Board of Directors.

Our Corporate Governance and Nominating Committee (or a subcommittee thereof) recruits and considers director candidates and presents all qualified candidates to the full Board of Directors for consideration. Qualified candidates will be considered without regard to race, color, religion, sex, ancestry, national origin, disability, marital or veteran status, or any other legally protected status.

In identifying and evaluating potential candidates to be nominees for directors, our Corporate Governance and Nominating Committee has the flexibility to consider such factors as it deems appropriate under relevant circumstances. These factors may include education, general business and industry experience, ability to act on behalf of stockholders and build long-term stockholder value, potential concerns regarding independence or conflicts of interest and other factors relevant in evaluating Board nominees. Although our Corporate Governance and Nominating Committee does not have a policy with regard to the consideration of diversity in identifying director candidates, overall Board of Directors diversity of industry background and experience is generally among the factors considered. Our Corporate Governance and Nominating Committee believes that a Board of Directors comprised of directors with diverse skills and experiences relevant to our industry will result in efficient and competent oversight of our various core competencies.

Our Corporate Governance and Nominating Committee will consider recommendations by stockholders of candidates for election to the Board of Directors. Any stockholder who wishes that the Corporate Governance and Nominating Committee consider a candidate must follow the procedures set forth in our Bylaws. Under our Bylaws, if a stockholder plans to nominate a person as a director at a meeting, the stockholder is required to place a proposed director’s name in nomination by written request delivered to or mailed and received at our principal executive offices not less than 90 nor more than 120 calendar days prior to the first anniversary of the date on which we first mailed proxy materials for the preceding year’s annual meeting. However, in the event that the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the stockholder must be so delivered not less than 90 nor more than 120 calendar days prior to the date of such annual meeting, or if the first public announcement of the date of such annual meeting is less than 100 days prior to the date of such annual meeting, the tenth day following the day on which public announcement is made.

Ability of Stockholders to Communicate with our Board of Directors

Our Board of Directors has established several means for stockholders and others to communicate with our Board of Directors. If a stockholder has a concern regarding our financial statements, accounting practices or internal controls, the concern should be submitted in writing to the Chair of our Audit Committee in care of our Secretary at the address of our principal executive offices. If the concern relates to our governance practices, business ethics or corporate conduct, the concern should be submitted in writing to the Chair of our Corporate Governance and Nominating Committee in care of our Secretary at the address of our principal executive offices. If a stockholder wishes to provide input with respect to our executive compensation policies and programs, input should be submitted in writing to the Chair of our Compensation Committee in care of our Secretary at the address of our principal executive offices. If a stockholder is unsure as to which category the concern relates, the stockholder may communicate it to any one of the independent directors in care of our Secretary at the address of our principal executive offices. All stockholder communications sent in care of our Company Secretary will be forwarded promptly to the applicable director(s).

Indemnification of Directors and Executive Officers

Section 145 of the Delaware General Corporation Law provides for, under certain circumstances, the indemnification of our officers, directors, employees and agents against liabilities that they may incur in such capacities. A summary of the circumstances in which such indemnification provided for is contained herein, but that description is qualified in its entirety by reference to the relevant Section of the Delaware General Corporation Law.

In general, the statute provides that any director, officer, employee or agent of a corporation may be indemnified against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement, actually and reasonably incurred in a proceeding (including any civil, criminal, administrative or investigative proceeding) to which the individual was a party by reason of such status. Such indemnity may be provided if the indemnified person’s actions resulting in the liabilities: (i) were taken in good faith; (ii) were reasonably believed to have been in or not opposed to our best interest; and (iii) with respect to any criminal action, such person had no reasonable cause to believe the actions were unlawful. Unless ordered by a court, indemnification generally may be awarded only after a determination of independent members of the Board of Directors or a committee thereof, by independent legal counsel or by vote of the stockholders that the applicable standard of conduct was met by the individual to be indemnified.

The statutory provisions further provide that to the extent a director, officer, employee or agent is wholly successful on the merits or otherwise in defense of any proceeding to which he or she was a party, he or she is entitled to receive indemnification against expenses, including attorneys’ fees, actually and reasonably incurred in connection with the proceeding.

Indemnification in connection with a proceeding by or in the right of GWG in which the director, officer, employee or agent is successful is permitted only with respect to expenses, including attorneys’ fees actually and reasonably incurred in connection with the defense. In such actions, the person to be indemnified must have acted in good faith, in a manner believed to have been in our best interest and must not have been adjudged liable to us unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability, in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expense which the Court of Chancery or such other court shall deem proper. Indemnification is otherwise prohibited in connection with a proceeding brought on behalf of GWG in which a director is adjudged liable to us, or in connection with any proceeding charging improper personal benefit to the director in which the director is adjudged liable for receipt of an improper personal benefit.

Delaware law authorizes us to reimburse or pay reasonable expenses incurred by a director, officer, employee or agent in connection with a proceeding in advance of a final disposition of the matter. Such advances of expenses are permitted if the person furnishes to us a written agreement to repay such advances if it is determined that he is not entitled to be indemnified by us.

The statutory section cited above further specifies that any provisions for indemnification of or advances for expenses does not exclude other rights under our Certificate of Incorporation, corporate Bylaws, resolutions of our stockholders or disinterested directors, or otherwise. These indemnification provisions continue for a person who has ceased to be a director, officer, employee or agent of the corporation and inure to the benefit of the heirs, executors and administrators of such persons.

The statutory provision cited above also grants the power to us to purchase and maintain insurance policies that protect any director, officer, employee or agent against any liability asserted against or incurred by him in such capacity arising out of his status as such. Such policies may provide for indemnification whether or not the corporation would otherwise have the power to provide for it.

Article 6 of our corporate Bylaws provides that we shall indemnify our directors, officers, employees and agents to the fullest extent permitted by the Delaware General Corporation Law. Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers or persons controlling GWG pursuant to the foregoing provisions, we understand that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in that Act and is therefore unenforceable.

We have purchased directors’ and officers’ liability insurance in order to limit the exposure to liability for indemnification of directors and officers, including liabilities under the Securities Act of 1933.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS.

We have two classes of voting securities outstanding: (1) common stock, $0.001 par value, of which 5,779,745 shares were outstanding as of the close of business on the Record Date, and (2) Series A Convertible Preferred Stock, $0.001 par value, of which 2,654,246 shares were outstanding as of the close of business on the Record Date. Each share of common stock is entitled to one vote on all matters put to a vote of stockholders. Each share of Series A Convertible Preferred Stock entitles the holder to vote on each matter presented at the Annual Meeting the number of shares of common stock into which such holder’s stock is convertible.

The following table sets forth certain information regarding beneficial ownership of our common stock as of the Record Date by (i) each person known by us to be the beneficial owner of more than 5% of our outstanding common stock, (ii) each director, (iii) each named executive identified in the Summary Compensation Table above, and (iv) all named executives and directors as a group. Unless otherwise indicated, the address of each person is 220 South Sixth Street, Suite 1200, Minneapolis, Minnesota 55402, and each person has sole voting and investment power with respect to the shares of common stock set forth opposite their name.

Name	Shares Beneficially Owned	Percentage of Shares Beneficially Owned
Jon R. Sabes(1)	2,282,853	38.97%
Steven F. Sabes(2)	2,261,707	38.83%
Jon L. Gangelhoff(3)	101,170	1.72%
William B. Acheson(4)	114,169	1.94%
Michael D. Freedman(5)	108,700	1.85%
David H. Abramson(6)	70,500	1.21%
Jeffrey L. McGregor(7)	50,400	*
Charles H. Maguire III(8)	49,350	*
Shawn R. Gensch(9)	39,300	*
Mark E. Schwarzmann(10)	4,200	*
All current directors and officers as a group	4,982,349	77.39%

____________

*         less than one percent.

(1)      Mr. Sabes is our Chief Executive Officer and a director. Shares reflected in the table include 1,258,319 shares held individually, 169,671 shares held by Jon Sabes 1992 Trust No.1, a trust of which Mr. Sabes is the beneficiary, 168,801 shares held by Jon Sabes 12.30.92 Trust, a trust of which Mr. Sabes is a beneficiary, 241,631 shares held by Jon Sabes 1982 Trust, a trust of which Mr. Sabes is a beneficiary, and 163,737 shares held by Jon Sabes 1976 Trust, a trust of which Mr. Sabes is a beneficiary. Also included are 102,192 shares held by Mr. Sabes’ immediate family members. The trustees of each of the trusts are Robert W. Sabes, Steve F. Sabes and Ross A. Sabes. The number of shares also includes 48,086 stock options currently exercisable or exercisable within 60 days granted pursuant to stock option agreements. Figures also include 100,000 shares held by Insurance Strategies Fund, LLC, a Delaware limited liability company over whose securities each of Jon R. and Steven F. Sabes exercise voting and dispositive control. Jon R. and Steve F. Sabes disclaim beneficial ownership over the shares held by Insurance Strategies Fund, LLC except to the extent of their pecuniary interest in such shares.

(2)      Mr. Sabes is our Executive Vice President of Originations and Servicing, Secretary and a director. Shares reflected in the table include 1,044,322 shares held individually, 521,158 shares held by Moe Sabes 1982 Trust FBO Steven Sabes, a trust of which Mr. Sabes is the beneficiary, 350,779 shares held by Esther Sabes 1992 Trust FBO Steven Sabes, a trust of which Mr. Sabes is a beneficiary, and 200,445 shares held by Moe Sabes 1976 Trust FBO Steven Sabes, a trust of which Mr. Sabes is a beneficiary. The trustees of each of the trusts are Robert W. Sabes, Jon R. Sabes and Ross A. Sabes. The number of shares also includes 41,670 stock options currently exercisable or exercisable within 60 days granted pursuant to stock option agreements. Figures also includes 100,000 shares held by Insurance Strategies Fund, LLC, a Delaware limited liability company over whose securities each of Jon R. and Steven F. Sabes exercise voting and dispositive control. Jon R. and Steve F. Sabes disclaim beneficial ownership over the shares held by Insurance Strategies Fund, LLC except to the extent of their pecuniary interest in such shares.

(3)      Mr. Gangelhoff is our Chief Operating Officer. Shares reflected in the table include 100,337 of vested stock options granted pursuant to our 2013 Stock Incentive Plan.

(4)      Mr. Acheson is our Chief Financial Officer. Shares reflected in the table include 92,502 of vested stock options granted pursuant to our 2013 Stock Incentive Plan.

(5)      Mr. Freedman is our President. Shares reflected in the table include 2,700 shares held individually and 106,000 of vested stock options.

(6)      Mr. Abramson is a director. Shares reflected in the table include 70,500 of stock options vested or vesting within 60 days, granted pursuant to our 2013 Stock Incentive Plan.

(7)      Mr. McGregor is a director. Shares reflected in the table include 50,400 of stock options vested or vesting within 60 days, granted pursuant to our 2013 Stock Incentive Plan.

(8)      Mr. Maguire III is a director. Shares reflected in the table include 49,350 of stock options vested or vesting within 60 days, granted pursuant to our 2013 Stock Incentive Plan.

(9)      Mr. Gensch is a director. Shares reflected in the table include 39,300 of vested stock options vested or vesting within 60 days, granted pursuant to our 2013 Stock Incentive Plan.

(10)   Mr. Schwarzmann is a director.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE

Related-Party Transactions

On February 15, 2016, GWG MCA Capital, Inc., our wholly-owned subsidiary (“GWG MCA”) obtained a $1,760,000 loan from Insurance Strategies Fund, LLC (“ISF”) evidenced by a promissory note accruing interest at a rate of 9% per annum and maturing on December 31, 2016. Jon R. Sabes and Steven F. Sabes, who are both directors and executive officers of our Company, are members and officers of ISF. As of the date hereof, June 2016, GWG MCA paid off the promissory note in its entirety.

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our officers and directors, and persons who own more than ten percent of a registered class of our equity securities, to file reports of ownership and changes in ownership of such securities with the Securities and Exchange Commission and NASDAQ. Officers, directors and greater than ten percent stockholders are required by Securities and Exchange Commission regulations to furnish us with copies of all Section 16(a) forms they file. With the exception of this filing, and based solely on review of the copies of Forms 3 and 4 and amendments thereto furnished to us during the fiscal year ended December 31, 2016 and Forms 5 and amendments thereto furnished to us with respect to such fiscal year, or written representations that no Forms 5 were required, we believe all required forms have been filed by our officers, directors and greater than ten percent beneficial owners and that the following list of our officers, directors and greater than ten percent beneficial owners have failed to file on a timely basis all Section 16(a) filing requirements during the fiscal year ended December 31, 2016:  David H. Abramson (three late reports, covering four transactions); William Acheson (one late report, covering two transactions); Jon Gangelhoff (one late report, covering two transactions); Shawn R. Gensch (three late reports, covering four transactions); Charles H. Maguire (three late reports, covering four transactions); Jeffrey L. McGregor (three late reports, covering four transactions); Steven F. Sabes (two late reports, covering two transactions; and Jon Sabes (two late reports, covering three transactions).

PROPOSALS OF STOCKHOLDERS

Proposals by stockholders (other than director nominations) that are submitted for inclusion in our proxy statement for our 2018 annual stockholders’ meeting must follow the procedures set forth in Rule 14a-8 under the Securities Exchange Act of 1934 and our Bylaws. To be timely under Rule 14a-8, a stockholder proposal must be received by our Secretary at 220 South Sixth Street, Suite 1200, Minneapolis, Minnesota 55402, by November 30, 2017.

Under our Bylaws, if a stockholder does not submit a proposal for inclusion in our proxy statement but does wish to propose an item of business to be considered at our annual stockholders’ meeting (including director nominations), that stockholder must deliver notice of the proposal or proposed director’s name at our principal executive offices not less than 90 nor more than 120 calendar days prior to the first anniversary of the date on which we first mailed proxy materials for the preceding year’s annual meeting. For our 2018 annual stockholders’ meeting, notices must be received not prior to November 30, 2017 and not later than December 30, 2017.

If the date of our 2018 annual stockholders’ meeting is advanced more than 30 calendar days prior to or delayed by more than 60 calendar days after the anniversary of the Annual Meeting, timely notice of stockholder proposals and stockholder nominations for directors may be delivered to or mailed and received at our principal executive offices not less than 90 nor more than 120 calendar days prior to the date of such annual meeting, or if the first public announcement of the date of such annual meeting is less than 100 days prior to the date of such annual meeting, not later than the close of business on the 10th calendar day following the day on which we first make a public announcement of the date of such meeting.

Notices of stockholder proposals and stockholder nominations for directors must comply with the informational and other requirements set forth in our Bylaws as well as applicable statutes and regulations. Due to the complexity of the respective rights of the stockholders and our Company in this area, any stockholder desiring to propose actions or nominate directors is advised to consult with his or her legal counsel with respect to such rights. We suggest that any such proposal be submitted by certified mail return receipt requested.

DISCRETIONARY PROXY VOTING AUTHORITY/
UNTIMELY STOCKHOLDER PROPOSALS

Rule 14a-4(c) promulgated under the Securities and Exchange Act of 1934 governs our use of its discretionary proxy voting authority with respect to a stockholder proposal that the stockholder has not sought to include in our proxy statement. The Rule provides that if a proponent of a proposal fails to notify us of the proposal at least 45 days before the date of mailing of the prior year’s proxy statement, then the management proxies will be allowed to use their discretionary voting authority when the proposal is raised at the meeting, without any discussion of the matter in the proxy statement.

With respect to our 2018 annual stockholders’ meeting, if we are not provided notice of a stockholder proposal, which the stockholder has not previously sought to include in our proxy statement, by February 13, 2018, the management proxies will be allowed to use their discretionary authority as outlined above.

SOLICITATION

We will bear the cost of preparing, assembling and mailing the Proxy, Proxy Statement, Annual Report and other material which may be sent to the stockholders in connection with this solicitation. Brokerage houses and other custodians, nominees and fiduciaries may be requested to forward soliciting material to the beneficial owners of stock, in which case they may be reimbursed by us for their expenses in doing so. Proxies may be solicited personally, by email or by special letter.

The Board of Directors does not intend to present to the meeting any other matter not referred to above and does not presently know of any matters that may be presented to the meeting by others. However, if other matters come before the meeting, it is the intent of the persons named in the enclosed proxy to vote the proxy in accordance with their best judgment.

ANNUAL REPORT ON FORM 10-K

Our Annual Report on Form 10-K for the fiscal year ended December 31, 2016 filed on March 15, 2017, containing audited consolidated financial statements for the years ended December 31, 2016 and December 31, 2015, is being delivered to our stockholders of record with this Proxy Statement. Upon written request, we will send to stockholders of record, without charge, additional copies of our Annual Report on Form 10-K for the year ended December 31, 2016 (without exhibits) and additional copies of this Proxy Statement, both of which we have filed with the Securities and Exchange Commission. All written requests should be directed to the Secretary of our Company at our address set forth below.

GWG Holdings, Inc.

Attention: Company Secretary

220 South Sixth Street, Suite 1200

Minneapolis, MN 55402

By Order of the Board of Directors

/s/ Jon R. Sabes
Jon R. Sabes
Chief Executive Officer

APPENDIX A

GWG Holdings, inc. 2013 stock incentive plan

(marked to show revisions proposed by the amendment)

GWG HOLDINGS, INC.

2013 STOCK INCENTIVE PLAN

(AMENDED AS OF ~~APRIL~~ MARCH ~~___~~10, 2017

AND APPROVED BY STOCKHOLDERS ON may __, 2017~~3~~)

GWG HOLDINGS, INC.

2013 STOCK INCENTIVE PLAN

(including 2017 and 2015 amendments)

1.       Purpose. The purpose of the 2013 Stock Incentive Plan (the “Plan”) of GWG Holdings, Inc. (the “Company”) is to increase stockholder value and to advance the interests of the Company by furnishing a variety of economic incentives (“Incentives”) designed to attract, retain and motivate employees, certain key consultants and directors of the Company. Incentives may consist of opportunities to purchase or receive shares of common stock, $0.001 par value per share, of the Company (“Common Stock”) or other incentive awards on terms determined under this Plan.

2.       Administration.

2.1.   Administration by Committee. The Plan shall be administered by the Board of Directors of the Company (the “Board of Directors”) or by a stock option or compensation committee (the “Committee”) of the Board of Directors. The Committee shall consist of not less than two directors of the Company and shall be appointed from time to time by the Board of Directors. During any time period during which the Company has a class of equity securities registered under Section 12 of the Securities Exchange Act of 1934 (including the regulations thereunder, the “1934 Act”), each member of the Committee shall be (a) a “non-employee director” within the meaning of Rule 16b-3 of the 1934 Act (a “Non-Employee Director”), and (b) an “outside director” within the meaning of Section 162(m) under the Internal Revenue Code of 1986 (the “Code”) and the regulations promulgated thereunder. The Committee shall have complete authority to award Incentives under the Plan, to interpret the Plan, and to make any other determination which it believes necessary and advisable for the proper administration of the Plan. The Committee’s decisions and matters relating to the Plan shall be final and conclusive on the Company and its participants. If at any time there is no stock option or compensation committee, the term “Committee,” as used in the Plan, shall refer to the Board of Directors.

2.2.   Delegation of Authority. The Company’s Chief Executive Officer may, on a discretionary basis and without Committee review or approval, grant Incentives to new employees, consultants and independent contractors of the Company who are not officers of the Company. Such discretionary grants shall not exceed, in the aggregate, Incentives for more than ~~200~~400,000 shares in any fiscal year. Subject to the foregoing limitations, the Chief Executive Officer shall determine from time to time (a) the new employees to whom grants will be made, (b) the number of shares to be granted, and (c) the terms and provisions of each option (which need not be identical). The Chief Executive Officer shall report each stock option granted pursuant to this Section 2.2 at the Committee’s first meeting following the date of such grant.

3.       Eligible Participants. Officers of the Company, employees of the Company or its subsidiaries, members of the Board of Directors, and consultants or other independent contractors who provide services to the Company or its subsidiaries shall be eligible to receive Incentives under the Plan when designated by the Committee. Participants may be designated individually or by groups or categories (for example, by pay grade) as the Committee deems appropriate. Participation by officers of the Company or its subsidiaries and any performance objectives relating to such officers must be approved by the Committee. Participation by others and any performance objectives relating to others may be approved by groups or categories (for example, by pay grade) and authority to designate participants who are not officers and to set or modify such targets may be delegated.

4.       Types of Incentives. Incentives under the Plan may be granted in any one or a combination of the following forms: (a) incentive stock options and non-statutory stock options; (b) stock appreciation rights (“SARs”); (c) stock awards; (d) restricted stock; (e) restricted stock units; and (f) performance shares. Subject to the specific limitations provided in this Plan, payment of Incentives may be in the form of cash, Common Stock or combinations thereof as the Committee shall determine, and with such other restrictions as it may impose.

5.       Shares Subject to the Plan.

5.1.   Number of Shares. Subject to adjustment as provided in Section 9.6, the number of shares of Common Stock issuable under the Plan shall not exceed ~~2~~3,000,000 shares of Common Stock. Shares of Common Stock that are issued under the Plan or are subject to outstanding Incentives will be applied to reduce the maximum number of shares of Common Stock remaining available for issuance under the Plan. Any shares of Common Stock subject to SARs granted under this Plan shall be counted in full against the above-indicated share limit, regardless of the number of shares of Common Stock actually issued upon the exercise of such SARs.

5.2.   Cancellation. If any Incentive granted hereunder (including without limitation any stock option, SAR or restricted stock unit) expires or is terminated or canceled unexercised as to any shares of Common Stock, such shares may again be issued under the Plan either pursuant to stock options, SARs, restricted stock units, or otherwise. If shares of Common Stock are issued pursuant to a stock award, as restricted stock, or as performance shares) and thereafter are forfeited or reacquired by the Company pursuant to rights reserved upon issuance thereof, such forfeited and reacquired shares may again be issued under the Plan, either pursuant to a stock award, as restricted stock, as performance shares, or otherwise. The Committee may also determine to cancel, and agree to the cancellation of, Incentives in order to make a participant eligible for the grant of an Incentive at a lower exercise price than the Incentive to be canceled.

5.3.   Type of Common Stock. Common Stock issued under the Plan in connection with Incentives may be authorized and unissued shares or, if so designated by the Committee, may be treasury stock.

5.4.   Limitation on Certain Grants. No person shall receive grants of stock options and SARs under the Plan that exceed, in the aggregate, 400,000 shares of Common Stock during any one fiscal year of the Company.

6.       Stock Options. A stock option is a right to purchase shares of Common Stock from the Company. Each stock option granted by the Committee under this Plan shall be subject to the following terms and conditions:

6.1.   Price. The option price per share shall be determined by the Committee, subject to adjustment under Section 9.6.

6.2.   Number. The number of shares of Common Stock subject to a stock option shall be determined by the Committee, subject to adjustment as provided in Section 9.6. The number of shares of Common Stock subject to a stock option shall be reduced in the same proportion that the holder thereof exercises an SAR if any SAR is granted in conjunction with or related to the stock option.

6.3.   Duration and Time for Exercise. Subject to earlier termination as provided in Section 9.3, the term of each stock option shall be determined by the Committee but shall not exceed ten years and one day from the Grant Date, as that term is defined in Section 9.15 below. Each stock option shall become exercisable at such time or times during its term as shall be determined by the Committee at the time of grant. The Committee may accelerate the exercisability of any stock option. Subject to the first sentence of this paragraph, the Committee may extend the term of any stock option to the extent provided in Section 9.4.

6.4.   Manner of Exercise. A stock option may be exercised, in whole or in part, by giving written notice to the Company, specifying the number of shares of Common Stock to be purchased and accompanied by the full purchase price for such shares. The option price shall be payable: (a) in United States dollars upon exercise of the option and may be paid by cash, uncertified or certified check or bank draft; (b) unless otherwise provided in the option agreement, by delivery of shares of Common Stock in payment of all or any part of the option price, which shares shall be valued for this purpose at the Fair Market Value on the date such option is exercised; or (c) unless otherwise provided in the option agreement, by instructing the Company to withhold from the shares of Common Stock issuable upon exercise of the stock option shares of Common Stock in payment of all or any part of the exercise price and/or any related withholding tax obligations consistent with Section 9.8, which shares shall be valued for this purpose at the Fair Market Value or in such other manner as may be authorized from time to time by the Committee. Prior to the issuance of shares of Common Stock upon the exercise of a stock option, a participant shall have no rights as a stockholder.

6.5.   Incentive Stock Options. Notwithstanding anything in the Plan to the contrary, the following additional provisions shall apply to the grant of stock options which are intended to qualify as “Incentive Stock Options,” as such term is defined in Code Section 422:

(a)      The aggregate Fair Market Value (determined as of the time the option is granted) of the shares of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any participant during any calendar year (under all of the Company’s plans) shall not exceed $100,000.

The determination will be made by taking Incentive Stock Options into account in the order in which they were granted. If such excess only applies to a portion of an Incentive Stock Option, the Committee, in its discretion, will designate which shares will be treated as shares to be acquired upon exercise of an Incentive Stock Option.

(b)     Any option agreement for an Incentive Stock Option under the Plan shall contain such other provisions as the Committee shall deem advisable, but shall in all events be consistent with and contain all provisions required in order to qualify the options as Incentive Stock Options.

(c)      All Incentive Stock Options must be granted within ten years from the earlier of the date on which this Plan was adopted by Board of Directors or the date this Plan was approved by the stockholders.

(d)     Unless sooner exercised, all Incentive Stock Options shall expire no later than ten years after the Grant Date.

(e)      The option price for Incentive Stock Options shall be not less than the Fair Market Value of the Common Stock subject to the option on the Grant Date.

(f)      If Incentive Stock Options are granted to any participant who, at the time such option is granted, would own (within the meaning of Code Section 422) stock possessing more than 10% of the total combined voting power of all classes of stock of the employer corporation or of its parent or subsidiary corporation, (i) the option price for such Incentive Stock Options shall be not less than 110% of the Fair Market Value of the Common Stock subject to the option on the Grant Date and (ii) such Incentive Stock Options shall expire no later than five years after the Grant Date.

7.       Stock Appreciation Rights. An SAR is a right to receive, without payment to the Company, a number of shares of Common Stock, the amount of which is determined pursuant to the formula set forth in Section 7.5. An SAR may be granted (a) with respect to any stock option granted under this Plan, either concurrently with the grant of such stock option or at such later time as determined by the Committee (as to all or any portion of the shares of Common Stock subject to the stock option), or (b) alone, without reference to any related stock option. Each SAR granted by the Committee under this Plan shall be subject to the following terms and conditions:

7.1.   Price. The exercise price per share of any SAR granted without reference to a stock option shall be determined by the Committee, subject to adjustment under Section 9.6. Notwithstanding the foregoing sentence, except as permitted under Section 9.16, the exercise price per share shall not be less than the Fair Market Value of the Common Stock on the Grant Date unless the SAR satisfies the provisions of Code Section 409A.

7.2.   Number. Each SAR granted to any participant shall relate to such number of shares of Common Stock as shall be determined by the Committee, subject to adjustment as provided in Section 9.6. In the case of an SAR granted with respect to a stock option, the number of shares of Common Stock to which the SAR relates shall be reduced in the same proportion that the holder of the option exercises the related stock option. Notwithstanding the foregoing, the limitation on grants under Section 5.4 shall apply to grants of SARs under the Plan

7.3.   Duration. Subject to earlier termination as provided in Section 9.3, the term of each SAR shall be determined by the Committee but shall not exceed ten years and one day from the Grant Date. Unless otherwise provided by the Committee, each SAR shall become exercisable at such time or times, to such extent and upon such conditions as the stock option, if any, to which it relates is exercisable. The Committee may in its discretion accelerate the exercisability of any SAR. Subject to the first sentence of this paragraph, the Committee may extend the term of any SAR to the extent provided in Section 9.4.

7.4.   Exercise. An SAR may be exercised, in whole or in part, by giving written notice to the Company, specifying the number of SARs which the holder wishes to exercise. Upon receipt of such written notice, the Company shall, within 90 days thereafter, deliver to the exercising holder certificates for the shares of Common Stock or cash or both, as determined by the Committee, to which the holder is entitled pursuant to Section 7.5.

7.5.   Issuance of Shares Upon Exercise. The number of shares of Common Stock which shall be issuable upon the exercise of an SAR shall be determined by dividing:

(a)      the number of shares of Common Stock as to which the SAR is exercised multiplied by the amount of the appreciation in such shares (for this purpose, the “appreciation” shall be the amount by which the Fair Market Value of the shares of Common Stock subject to the SAR on the exercise date exceeds (1) in the case of an SAR related to a stock option, the purchase price of the shares of Common Stock under the stock option or (2) in the case of an SAR granted alone, without reference to a related stock option, an amount which shall be determined by the Committee at the time of grant, subject to adjustment under Section 9.6); by

(b)     the Fair Market Value of a share of Common Stock on the exercise date.

No fractional shares of Common Stock shall be issued upon the exercise of an SAR; instead, the holder of the SAR shall be entitled to receive a cash adjustment equal to the same fraction of the Fair Market Value of a share of Common Stock on the exercise date or to purchase the portion necessary to make a whole share at its Fair Market Value on the date of exercise.

8.       Stock Awards and Restricted Stock. A stock award consists of the transfer by the Company to a participant of shares of Common Stock, without other payment therefor, as additional compensation for services to the Company. A share of restricted stock consists of shares of Common Stock which are sold or transferred by the Company to a participant at a price, if any, determined by the Committee and subject to restrictions on their sale or other transfer by the participant. The transfer of Common Stock pursuant to stock awards and the transfer and sale of restricted stock shall be subject to the following terms and conditions:

8.1.   Number of Shares. The number of shares to be transferred or sold by the Company to a participant pursuant to a stock award or as restricted stock shall be determined by the Committee.

8.2.   Sale Price. The Committee shall determine the price, if any, at which shares of restricted stock shall be sold to a participant, which may vary from time to time and among participants and which may be below the Fair Market Value of such shares of Common Stock at the date of sale.

8.3.   Restrictions. All shares of restricted stock transferred or sold by the Company hereunder shall be subject to such restrictions as the Committee may determine, including, without limitation any or all of the following:

(a)      a prohibition against the sale, transfer, pledge or other encumbrance of the shares of restricted stock, such prohibition to lapse at such time or times as the Committee shall determine (whether in annual or more frequent installments, at the time of the death, disability or retirement of the holder of such shares, or otherwise);

(b)     a requirement that the holder of shares of restricted stock forfeit, or (in the case of shares sold to a participant) re-sell back to the Company at his or her cost, all or a part of such shares in the event of termination of his or her employment or consulting engagement during any period in which such shares are subject to restrictions; and/or

(c)      such other conditions or restrictions as the Committee may deem advisable.

8.4.   Restrictions. In order to enforce the restrictions imposed by the Committee pursuant to Section 8.3, the participant receiving restricted stock shall enter into an agreement with the Company setting forth the conditions of the grant. Shares of restricted stock shall be registered in the name of the participant and deposited, together with a stock power endorsed in blank, with the Company. Each such certificate shall bear a legend that refers to the Plan and the restrictions imposed under the applicable agreement. The Committee may provide that no certificates representing restricted stock be issued until the restriction period is completed.

8.5.   End of Restrictions. Subject to Section 9.5, at the end of any time period during which the shares of restricted stock are subject to forfeiture and restrictions on transfer, such shares will be delivered free of all restrictions to the participant or to the participant’s legal representative, beneficiary or heir.

8.6.   Rights of Holders of Restricted Stock. Subject to the terms and conditions of the Plan and subject further to the terms and conditions of each written agreement evidencing an Incentive, each participant receiving restricted stock shall have all the rights of a stockholder with respect to shares of stock during any period in which such shares are subject to forfeiture and restrictions on transfer, including without limitation, the right to vote such shares.

9.       General Provisions.

9.1.   Effective Date. The Plan will become effective upon the date of approval by the Board of Directors (the “Effective Date”).

9.2.   Duration. The Plan shall remain in effect until all Incentives granted under the Plan have either been satisfied by the issuance of shares of Common Stock or the payment of cash or been terminated under the terms of the Plan and all restrictions imposed on shares of Common Stock in connection with their issuance under the Plan have lapsed. No Incentives may be granted under the Plan after the tenth anniversary of the Effective Date of the Plan.

9.3.   Non-Transferability of Incentives. No stock option, SAR, restricted stock or stock award may be transferred, pledged or assigned by the holder thereof (except, in the event of the holder’s death, by will or the laws of descent and distribution to the limited extent provided in the Plan or the Incentive, or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder), and the Company shall not be required to recognize any attempted assignment of such rights by any participant. Notwithstanding the preceding sentence, stock options may be transferred by the holder thereof to the holder’s spouse, children, grandchildren or parents (collectively, the “Family Members”), to trusts for the benefit of Family Members, to partnerships or limited liability companies in which Family Members are the only partners or shareholders, or to entities exempt from federal income taxation pursuant to Code Section 501(c)(3). During a participant’s lifetime, a stock option may be exercised only by him or her, by his or her guardian or legal representative or by the transferees permitted by this Section 9.3.

9.4.   Effect of Termination or Death. If a participant ceases to be an employee of or consultant to the Company for any reason, including death or disability, any Incentives may be exercised or shall expire at such times as may be set forth in the agreement, if any, applicable to the Incentive, or otherwise as determined by the Committee; provided, however, the term of an Incentive may not be extended beyond the term originally prescribed when the Incentive was granted, unless the Incentive satisfies (or is amended to satisfy) the requirements of Code Section 409A; and provided further that the term of an Incentive may not be extended beyond the maximum term permitted under this Plan.

9.5.   Restrictions under Securities Laws. Notwithstanding anything in this Plan to the contrary: (a) the Company may, if it shall determine it necessary or desirable for any reason, at the time of award of any Incentive or the issuance of any shares of Common Stock pursuant to any Incentive, require the recipient of the Incentive, as a condition to the receipt thereof or to the receipt of shares of Common Stock issued pursuant thereto, to deliver to the Company a written representation of present intention to acquire the Incentive or the shares of Common Stock issued pursuant thereto for his or her own account for investment and not for distribution; and (b) if at any time the Company further determines, in its sole discretion, that the listing, registration or qualification (or any updating of any such document) of any Incentive or the shares of Common Stock issuable pursuant thereto is necessary on any securities exchange or under any federal or state securities or blue sky law, or that the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with the award of any Incentive, the issuance of shares of Common Stock pursuant thereto, or the removal of any restrictions imposed on such shares, such Incentive shall not be awarded or such shares of Common Stock shall not be issued or such restrictions shall not be removed, as the case may be, in whole or in part, unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company.

9.6.   Adjustment. In the event of any recapitalization, stock dividend, stock split, combination of shares or other change in the Common Stock, the number of shares of Common Stock then subject to the Plan, including shares subject to outstanding Incentives, and the other numbers of shares of Common Stock provided in the Plan, shall be adjusted in proportion to the change in outstanding shares of Common Stock. In the event of any such adjustments, the purchase price of any option, the performance objectives of any Incentive, and the shares of Common Stock issuable pursuant to any Incentive shall be adjusted as and to the extent appropriate, in the discretion of the Committee, to provide participants with the same relative rights before and after such adjustment.

9.7.   Incentive Plans and Agreements. Except in the case of stock awards, the terms of each Incentive shall be stated in a plan or agreement approved by the Committee. The Committee may also determine to enter into agreements with holders of options to reclassify or convert certain outstanding options, within the terms of the Plan, as Incentive Stock Options or as non-statutory stock options and in order to eliminate SARs with respect to all or part of such options and any other previously issued options. The Committee shall communicate the key terms of each award to the participant promptly after the Committee approves the grant of such award.

9.8.   Withholding.

(a)      The Company shall have the right to withhold from any payments made under the Plan or to collect as a condition of payment, any taxes required by law to be withheld. At any time when a participant is required to pay to the Company an amount required to be withheld under applicable income tax laws in connection with a distribution of Common Stock or upon exercise of an option or SAR or upon vesting of restricted stock, the participant may satisfy this obligation in whole or in part by electing (the “Election”) to have the Company withhold, from the distribution or from such shares of restricted stock, shares of Common Stock having a value up to the minimum amount of withholding taxes required to be collected on the transaction. The value of the shares to be withheld shall be based on the Fair Market Value of the Common Stock on the date that the amount of tax to be withheld shall be determined (“Tax Date”).

(b)     Each Election must be made before the Tax Date. The Committee may disapprove of any Election, may suspend or terminate the right to make Elections, or may provide with respect to any Incentive that the right to make Elections shall not apply to such Incentive. An Election is irrevocable.

9.9.   No Continued Employment, Engagement or Right to Corporate Assets. No participant under the Plan shall have any right, because of his or her participation, to continue in the employ of the Company for any period of time or to any right to continue his or her present or any other rate of compensation. Nothing contained in the Plan shall be construed as giving an employee, a consultant, such persons’ beneficiaries or any other person any equity or interests of any kind in the assets of the Company or creating a trust of any kind or a fiduciary relationship of any kind between the Company and any such person.

9.10. Payments Under Incentives. Payment of cash or distribution of any shares of Common Stock to which a participant is entitled under any Incentive shall be made as provided in the Incentive. Except as permitted under Section 9.16, payments and distributions may not be deferred under any Incentive unless the deferral complies with the requirements of Code Section 409A.

9.11. Amendment of the Plan. The Board of Directors may amend or discontinue the Plan at any time. Nevertheless, no such amendment or discontinuance shall adversely change or impair, without the consent of the recipient, an Incentive previously granted. Further, no such amendment shall, without approval of the stockholders of the Company, (a) increase the maximum number of shares of Common Stock which may be issued to all participants under the Plan, (b) change or expand the types of Incentives that may be granted under the Plan, (c) change the class of persons eligible to receive Incentives under the Plan, or (d) materially increase the benefits accruing to participants under the Plan.

9.12. Amendment of Agreements for Incentives. Except as otherwise provided in this Section 9.12, the terms of an existing Incentive may be amended by agreement between the Committee and the participant. Notwithstanding the foregoing sentence, in the case of a stock option or SAR, except as permitted under Section 9.16, no such amendment shall: (a) extend the term of the Incentive, except as provided in Section 9.4; nor (b) reduce the exercise price per share below the Fair Market Value of the Common Stock on the date the Incentive was granted, unless, in either case, the amendment complies with the requirements of Code Section 409A.

9.13. Sale, Merger, Exchange or Liquidation. Unless otherwise provided in the agreement for an Incentive, in the event of an acquisition of the Company through the sale of substantially all of the Company’s assets or through a merger, exchange, reorganization or liquidation of the Company or a similar event, all as determined by the Committee in its sole discretion (collectively a “Sale Transaction”), the Committee shall be authorized, in its sole discretion, to take any and all action it deems equitable under the circumstances, including but not limited to any one or more of the following:

(a)      providing that the Plan and all Incentives shall terminate and the holders of (i) all outstanding vested options shall receive, in lieu of any shares of Common Stock they would be entitled to receive under such options, such stock, securities or assets, including cash, as would have been paid to such participants if their options had been exercised and such participant had received Common Stock immediately before such Sale Transaction (with appropriate adjustment for the exercise price, if any), (ii) SARs that entitle the participant to receive Common Stock shall receive, in lieu of any shares of Common Stock each participant was entitled to receive as of the date of the Sale Transaction pursuant to the terms of such Incentive, if any, such stock, securities or assets, including cash, as would have been paid to such participant if such Common Stock had been issued to and held by the participant immediately before such Sale Transaction, and (iii) any Incentive under this Agreement which does not entitle the participant to receive Common Stock shall be equitably treated as determined by the Committee;

(b)     providing that participants holding outstanding vested Common Stock-based Incentives shall receive, with respect to each share of Common Stock issuable pursuant to such Incentives as of the effective date of any such Sale Transaction, at the determination of the Committee, cash, securities or other property, or any combination thereof, in an amount equal to the excess, if any, of the Fair Market Value of such Common Stock on a date within ten days before the effective date of such Sale Transaction over the option price or other amount owed by a participant, if any, and that such Incentives shall be cancelled, including the cancellation without consideration of all options that have an exercise price below the per share value of the consideration received by the Company in the Sale Transaction;

(c)      providing that the Plan (or replacement plan) shall continue with respect to Incentives not cancelled or terminated as of the effective date of such Sale Transaction and provide to participants holding such Incentives the right to earn their respective Incentives on a substantially equivalent basis (taking into account the Sale Transaction and the number of shares or other equity issued by such successor entity) with respect to the equity of the entity succeeding the Company by reason of such Sale Transaction; or

(d)     providing that all unvested, unearned or restricted Incentives, including but not limited to restricted stock for which restrictions have not lapsed as of the effective date of such Sale Transaction, shall be void and deemed terminated, or, in the alternative, for the acceleration or waiver of any vesting, earning or restrictions on any Incentive.

The Board of Directors may restrict the rights of participants or the applicability of this Section 9.13 to the extent necessary to comply with Section 16(b) of the 1934 Act, the Code or any other applicable law or regulation. The grant of an Incentive award pursuant to the Plan shall not limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, exchange or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

9.14. Definition of Fair Market Value. For purposes of this Plan, the “Fair Market Value” of a share of Common Stock at a specified date shall, unless otherwise expressly provided in this Plan, be the amount which the Committee determines in good faith to be 100% of the fair market value of such a share as of the date in question. Notwithstanding the foregoing:

(a)      If such shares are listed on a U.S. securities exchange, then Fair Market Value shall be determined by reference to the last sale price of a share of Common Stock on such U.S. securities exchange on the applicable date. If such U.S. securities exchange is closed for trading on such date, or if the Common Stock does not trade on such date, then the last sale price used shall be the one on the date the Common Stock last traded on such U.S. securities exchange.

(b)     If such shares are publicly traded but are not listed on a U.S. securities exchange, then Fair Market Value shall be determined by reference to the trading price of a share of Common Stock on such date (or, if the applicable market is closed on such date, the last date on which the Common Stock was publicly traded), by a method consistently applied by the Committee.

(c)      If such shares are not publicly traded, then the Committee’s determination will be based upon a good faith valuation of the Company’s Common Stock as of such date, which shall be based upon such factors as the Committee deems appropriate. The valuation shall be accomplished in a manner that complies with Code Section 409A and shall be consistently applied to Incentives under the Plan.

9.15. Definition of Grant Date. For purposes of this Plan, the “Grant Date” of an Incentive shall be the date on which the Committee approved the award (or, if applicable, the date on which the Company’s Chief Executive Officer exercised discretionary authority under this Plan or otherwise granted by the Committee and approved the award) or, if later, the date on which (a) the participant is no longer able to negotiate the terms of the award and (b) it is expected that the key terms of the award will be communicated within a relatively short period of time.

9.16. Compliance with Code Section 409A. The Plan and the agreement for each Incentive shall be interpreted and administered so as to be exempt from the requirements of Code Section 409A or to comply with such requirements. Notwithstanding the foregoing, Incentives may be awarded or amended in a manner that does not comply with Code Section 409A, but only if and to the extent that the Committee specifically provides in written resolutions that the Incentive or amendment is not intended to comply with Code Section 409A.

Initially approved by the Board of Directors and stockholders in April 2013.

On June 24, 2014, the Company effected a 1-for 2 reverse split of its common stock.

The Board of Directors and the stockholders approved the increases in share limits in Section 2.2, 5.1 and 5.4 on April 24, 2015, and June 1, 2015, respectively.

The Board of Directors and the stockholders approved the increase in share limits in Section 5.1 on March 10, 2017, and May __, 2017, respectively.

GWG HOLDINGS, INC.
PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
Friday, May 5, 2017
9:00 a.m.

220 South Sixth Street, Suite 1200
Minneapolis, MN 55402

GWG HOLDINGS, INC. 220 South Sixth Street, Suite 1200 Minneapolis, MN 55402	proxy

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, a stockholder of GWG Holdings, Inc., hereby appoints Jon R. Sabes and William B. Acheson, and each of them, as proxies, with full power of substitution and re-substitution, to vote on behalf of the undersigned the number of shares which the undersigned is then entitled to vote at the annual meeting of stockholders of the company to be held at 220 South Sixth Street, Suite 1200, Minneapolis, MN 55402, on Friday, May 5, 2017, at 9:00 a.m., and at any and all adjournments thereof.

See reverse for voting instructions.

PROPOSALS: The Board of Directors recommends a vote FOR all nominees listed in Proposal One and FOR Proposals Two and Three.

1.	To elect seven directors. Nominees below:

		FOR	WITHHOLD
	Jon R. Sabes	☐	☐
	Steven F. Sabes	☐	☐
	Charles H. Maguire III	☐	☐
	David H. Abramson	☐	☐
	Jeffrey L. McGregor	☐	☐
	Shawn R. Gensch	☐	☐
	Mark E. Schwarzmann	☐	☐

2.	To approve an amendment to GWG Holdings, Inc.’s 2013 Stock Incentive Plan to increase the reserve of shares authorized for issuance thereunder:

☐ FOR ☐ AGAINST ☐ ABSTAIN

3.	To ratify the appointment of Baker Tilly Virchow Krause, LLP as the independent registered public accounting firm of the company for fiscal 2017:

☐ FOR ☐ AGAINST ☐ ABSTAIN

The undersigned hereby revokes all previous proxies relating to the shares covered hereby and acknowledges receipt of the Notice and Proxy Statement relating to the annual meeting of stockholders. When properly executed, this proxy will be voted on the proposal set forth herein as directed by the stockholder. The undersigned authorizes the proxies to vote in their discretion upon such other business as may properly come before the meeting.

Dated _________________________________________

x

x

(Please sign exactly as name appears at left. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, or in some other fiduciary capacity, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer(s). If a partnership, please sign in partnership name by authorized person(s).)